                         SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of January 29,
                                         ---------
1999, by and among fonix corporation, a Delaware corporation (the "Company"),
                                                                   -------
and the buyers identified on the attached Schedule 1, by reference incorporated herein (each a "Buyer" and, collectively "Buyers").
                -----                     ------

     WHEREAS:

     The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the Securities and Exchange
               ------------
Commission (the "Commission") under the Securities Act of 1933, as amended (the
                 ----------
"Securities Act"); and
 --------------

     The Buyers severally and not jointly, wish to purchase and the Company wishes to offer and sell, upon the terms and conditions stated in this Agreement, (i) an aggregate principal amount of $4,000,000 of the Company's Series C 5% Convertible Debentures, due January 29, 2002, in the form of Exhibit
                                                                         -------
A attached hereto (the "Debentures"), which are convertible into shares
-                       ----------
(together with shares of Common Stock issuable in payment of interest on such Debentures, the "Common Shares") of the common stock of the Company, par value
                 -------------
$.0001 per share (the "Common Stock"), and (ii) Common Stock purchase warrants,
                       ------------
each in the form of Exhibit B attached hereto (the "Warrants"), entitling the
                    ---------                       --------
holder thereof to acquire from the Company on the terms and subject to the conditions set forth therein shares of Common Stock (the "Warrant Shares"); and
                                                          --------------

     The obligations of the Company to make payments under the Debentures are personally guaranteed by certain significant shareholders, executive officers and directors of the Company (as identified below, the "Guarantors") and the
                                                        ----------
obligations of the Company and the Guarantors under the Transaction Documents (as defined below) are secured by a pledge of shares of Common Stock owned by such Guarantors (the "Guarantee Shares"); and
                      ----------------

     For purposes of this Agreement, "Conversion Price," "Original Issue Date"
                                      ----------------    -------------------
and "Per Share Market Value" shall have the meanings set forth in Exhibit A; and
     ----------------------                                       ---------

     The Company intends to use the net proceeds from the sale of the Debentures to retire certain debt and trade payables of the Company.

     NOW THEREFORE, the Company and the Buyers hereby agree as follows:

1.   PURCHASE AND SALE OF SECURITIES.
     -------------------------------

     (a)  The Closing. The issuance and sale of the Debentures and the Warrants
          -----------
pursuant to this Agreement shall occur on January 29, 1999 or on such other date as may be mutually agreed to by the parties (the "Closing Date"). The closing
                                                  ------------
of the transactions contemplated by this Agreement (the "Closing") shall occur
                                                         -------
on the Closing Date at the offices of Robinson Silverman

Pearce Aronsohn & Berman, 1290 Avenue of the Americas, New York, New York 10104, or at such other location as may be agreed to by the parties.

     (b)  Deliveries at Closing.  At the Closing (1) the Company shall deliver
          ---------------------
to or as directed by each Buyer (i) the Debentures to be acquired by such Buyer at the Closing, in the principal amount set forth beside such Buyer's name on
Schedule 1 attached hereto, (ii) the Warrant to be issued to such Buyer at the Closing pursuant to the terms hereof, (iii) an executed Stock Pledge Agreement substantially in the form of Exhibit C (the "Stock Pledge Agreement") attached
                             ---------       ----------------------
hereto, (iv) stock certificates duly endorsed in blank or accompanied by stock powers evidencing the Guarantee Shares, to be held as collateral for the performance of the Guarantors as provided in the Stock Pledge Agreement, (v) the legal opinion letter of Durham Jones & Pinegar, P.C., outside counsel to the Company, dated as of the Closing Date, in form satisfactory to such Buyer, and
(vi) all other instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement, including without limitation, an executed Registration Rights Agreement, dated as of the Closing Date, among the Company and the Buyers in the form of Exhibit D attached
                                                              ---------
hereto (the "Registration Rights Agreement") and transfer agent instructions
             -----------------------------
executed by the Company and its transfer agent in the form attached hereto as

Exhibit E (the "Transfer Agent Instructions"); and (2) each Buyer shall deliver
---------       ---------------------------
or cause to be delivered to the Company (i) by wire transfer of immediately available funds in accordance with the Company's written wire instructions, its respective share of the aggregate of $4,000,000 indicated opposite its name on
Schedule 1, and (ii) all documents, instruments and writings required to have been delivered at or prior to the Closing by the Buyers pursuant to this Agreement, including, without limitation, an executed Registration Rights Agreement.

     (c)  Closing Bid Price.  For purposes of this Agreement, "Closing Bid
          -----------------                                    -----------
Price" means, for any security as of any particular date (i) the closing bid
-----
price of such security on such date on the Nasdaq SmallCap Market ("NASDAQ") or
                                                                    ------
on the Subsequent Market on which such security is then listed or quoted, or if there is no such price on such date, then the closing bid price on the NASDAQ or on such Subsequent Market on the date nearest preceding such date, or (ii) if such security is not then listed or quoted on the NASDAQ or on a Subsequent Market, the closing bid price for such security in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if such security is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant period, as determined in good faith by the holder of the securities making such determination, or (iv) if such security is not then publicly traded, the fair market value of a unit of such security as determined by an appraiser selected in good faith by the holders of a majority of the Common Shares.

     (d)  Trading Day.  For purposes of this Agreement, "Trading Day" shall mean
          -----------                                    -----------
(i) a day on which the Common Stock is listed for trading on the NASDAQ or on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market, or any of their respective successors (each a "Subsequent Market") or (ii) if
                                               -----------------
the Common Stock is not listed on the NASDAQ or a Subsequent Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that
                                    --------  -------
the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then a Trading Day shall be a Business Day.

     (e)  Business Day.  For purposes of this Agreement, "Business Day" shall
          ------------                                    ------------
mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other government action to close.

     (f) Change of Control Transaction. For purposes of this Agreement, a
         -----------------------------
"Change of Control Transaction" means the occurrence of any of (i) an
------------------------------
acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of in excess of 40% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, unless following such transaction, the holders of the Company's securities continue to hold at least 40% of such securities following such transaction or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

     (g)  Market Price.  For purposes of this Agreement, "Market Price" means,
          ------------                                    ------------
as of any date of determination, the average of the lowest Closing Bid Price of the Common Stock during the 5 consecutive Trading Days immediately preceding such date of determination. All such determinations shall be appropriately adjusted for any stock dividend, stock split, combination, recapitalization, reclassification or other similar transaction during such period.

2.   COMPANY REPRESENTATIONS AND WARRANTIES.  The Company hereby makes the
     --------------------------------------
following representations and warranties to the Buyers:

     (a)  Organization and Qualification.  The Company is a corporation, duly
          ------------------------------
incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than those set forth on Schedule 2(a) (collectively the "Subsidiaries" and each a
         -------------                    ------------
"Subsidiary").  Each of the Subsidiaries is a corporation, duly incorporated,
 ----------
validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate,
(x) adversely affect the legality, validity or enforceability of any of the Debentures or any of this Agreement, the Registration Rights Agreement, the Stock Pledge Agreements or the Warrants (collectively, the "Transaction
                                                            -----------
Documents"), (y) have or result in a material adverse effect on the results of
---------
operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), a "Material Adverse Effect").
                                                 -----------------------

      (b)  Authorization; Enforcement.  The Company has the requisite corporate
           --------------------------
power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been (subject, with respect to the reservation of the required number of Common Shares and Warrant Shares, to increasing the authorized capital of the Company in accordance with Section 4(d)(i)) duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms thereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter documents.

     (c)  Capitalization.  The number of authorized, issued and outstanding
          --------------
capital stock of the Company is set forth in Schedule 2(c).  No shares of Common
                                             -------------
Stock are entitled to preemptive or similar rights, nor is any holder of Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2(c), there are no outstanding options,
                       -------------
warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Debentures and Warrants, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Reports (as defined below) or

Schedule 2(c), no Person or group of related Persons beneficially owns (as
-------------
determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by
                          ------------
agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. A "Person" means an individual or
                                         ------
corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     (d)   Issuance of the Securities  The Debentures and the Warrants are duly
           --------------------------
authorized and, when issued and paid for in accordance with the terms hereof, shall have been validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively,

"Liens").  Subject to amending the Company's certificate of incorporation in
------
accordance with Section 4(d)(i), the Company will, at all times while the Debentures and the Warrants are outstanding, maintain an adequate reserve of duly authorized shares of Common Stock which is not less than the sum of (i) 200% of the number of shares of Common Stock issuable upon conversion in full of the Debentures, assuming such conversion occurred on the Original Issue Date, the Filing Date (as defined in the Registration Rights Agreement) or the Effectiveness Date (as defined in the Registration Rights Agreement), whichever yields the lowest Conversion Price, (ii) the number of shares of Common Stock issuable upon exercise in full of the Warrants, and (iii) the number of shares Common Stock issuable upon payment of interest on the Debentures, assuming all of the Debentures issued on the Closing Date are outstanding for three years and all interest is paid in shares of Common Stock (such number of shares of Common Stock referred to herein as the "Initial Minimum"). The shares of Common Stock
                                 ---------------
issuable upon conversion of the Debentures, as payment of interest thereon, and upon exercise of the Warrants are collectively referred to herein as the

"Underlying Shares."  The Debentures, the Warrants and the Underlying Shares are
------------------
collectively referred to herein as the "Securities."  When issued in accordance
                                        ----------
with the Debentures and the Warrants, the Underlying Shares shall have been duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

     (e)   No Conflicts.  The execution, delivery and performance of the
           ------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, indenture or instrument (evidencing a Company debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is listed or traded), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

     (f)   Consents and Approvals.  Neither the Company nor any Subsidiary is
           ----------------------
required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required to comply with its requirements under Sections 4(a) and 4(d), (ii) the filing of one or more registration statements (each an "Underlying Shares Registration Statement") with the
                     ----------------------------------------
Securities and Exchange Commission ("Commission") meeting the requirements set
                                     ----------
forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by the Buyers, (iii) the application(s) to the NASDAQ (and with any Subsequent Market) for the listing therewith of the Underlying Shares,
(iv) applicable Blue Sky filings and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (the consents, waivers, authorizations, orders, notices and filings referred to in (i)-(v) of this Section are, collectively, the "Required Approvals").
                   ------------------

     (g)   Litigation; Proceedings.  Except as specifically disclosed in the
           -----------------------
Disclosure Materials (as hereinafter defined) or in Schedule 2(g), there is no
                                                    -------------
action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any Transaction Document or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

     (h)   No Default or Violation.  Except as specifically disclosed in the
           -----------------------
Disclosure Materials or in Schedule 2(h), neither the Company nor any Subsidiary
                           -------------
(i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not, individually or in the aggregate, have or result in a Material Adverse Effect or, except in the case of clause (i) above as has not been waived pursuant to an effective waiver.

     (i)   Private Offering.  Assuming the accuracy of the representations and
           ----------------
warranties of the Buyers set forth in Section 3(a)-(f), the offer, issuance and sale of the Securities to the Buyers as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has taken any action that could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act.

     (j)   SEC Reports; Financial Statements. The Company has filed all reports
           ---------------------------------
required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports"
                                                                  -----------
and, together with the Schedules to this Agreement the "Disclosure Materials")
                                                        --------------------
on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.
As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and, the rules and regulations promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Reports to the extent required. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as
                                                            ----
may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since December 31, 1997, except as specified in the SEC Reports,
(i) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and
(y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors and (iv) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock or debt convertible into shares of Common Stock.

     (k)   Investment Company.  The Company is not, and is not an Affiliate (as
           ------------------
defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (l)   Certain Fees.  Buyers shall have no obligation with respect to any
           ------------
fees or commissions or with respect to any claims made by or on behalf of any Person for any fees or commissions that may be due in connection with the transactions contemplated by this Agreement to any broker, adviser, consultant, finder, placement agent, banker or other Person. As among the Company and the Buyers (including, for such purposes, Affiliates and agents of the Buyers), the Company shall be solely responsible for all such fees and amounts and the

Company shall indemnify and hold harmless each Buyer, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees or amounts, as such fees and expenses are incurred.

     (m)   Form S-3 Eligibility.  The Company is eligible to register securities
           --------------------
for resale with the Commission under Form S-3 promulgated under the Securities Act.

     (n)   Listing and Maintenance Requirements Compliance.  Other than as
           -----------------------------------------------
specifically disclosed in writing to the Buyers in connection with the issuance of the Securities, the Company has not, in the two years preceding the date hereof, received written notice from the Nasdaq Small Cap Market or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. The Company is currently in compliance with all such maintenance requirements and no fact or circumstances currently exist which could be expected to result in noncompliance with such maintenance requirements in the foreseeable future.

     (o)   Patents and Trademarks.  The Company has, or has rights to use, all
           ----------------------
patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "Intellectual
                                                                 ------------
Property Rights") which are necessary for use in connection with its business,
---------------
or which the failure to do so have would have a Material Adverse Effect. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

     (p)   Registration Rights; Rights of Participation.  Except as set forth
           --------------------------------------------
on Schedule 6(a) to the Registration Rights Agreement, the Company has not
   -------------
granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied. No Person, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

     (q)   Regulatory Permits.  The Company and its Subsidiaries possess all
           ------------------
certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any
                          ----------------
such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

     (r)   Disclosure.  The Company confirms that it has not provided the Buyers
           ----------
or their respective agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Buyers shall be relying on the foregoing representation in effecting transactions in securities of the Company. All information relating to or concerning the Company or its Subsidiaries set forth in the Transaction Documents and the Disclosure Materials is true and correct and does not fail to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.   BUYERS REPRESENTATIONS AND WARRANTIES.  Each Buyer, hereby separately and
     -------------------------------------
not jointly with any other Buyer, represents and warrants to the Company as follows:

     (a)   Organization; Authority.  Such Buyer is duly organized, validly
           -----------------------
existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Buyer of the Securities hereunder has been duly authorized by all necessary action on the part of such Buyer. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Buyer and constitutes the valid and legally binding obligation of such Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     (b)   Investment Intent.  Such Buyer is acquiring the Securities to be
           -----------------
issued and sold to it hereunder for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to such Buyer's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

     (c)   Buyer Status.  At the time such Buyer was offered the Securities, it
           ------------
was, and on the Closing Date it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     (d)   Experience of Buyer.  Such Buyer, either alone or together with its
           -------------------
representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

     (e)   Ability of Buyer to Bear Risk of Investment.  Such Buyer is able to
           -------------------------------------------
bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

     (f)   Access to Information.  Such Buyer acknowledges that it has been
           ---------------------
afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportu nity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Such Buyer acknowledges that the Company does not have sufficient authorized capital to issue all shares of Common Stock that may otherwise be issuable upon exercise of all outstanding conversion or purchase rights (including those created by the Debentures and the Warrants) and that it will not have such authorized shares until the approval of its shareholders can be obtained at a special meeting as described in Section 4(d)(i), below. Neither such inquiries nor any other investigation conducted by or on behalf of such Buyer or its representatives or counsel shall modify, amend or affect such Buyer's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

     (g)  Reliance.  Such Buyer understands and acknowledges that (i) the
          --------
Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Buyer hereby consents to such reliance.

     The Company acknowledges and agrees that the Buyers make no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.

4.   COVENANTS AND CERTAIN AGREEMENTS.
     --------------------------------

     (a)  Certain Securities Law Disclosures.  The Company shall: (i) issue a
          ----------------------------------
press release acceptable to the Buyers disclosing the transactions contemplated hereby on the Closing Date, (ii) file with the Commission a report on Form 8-K or Form 10-Q disclosing the transactions contemplated hereby within ten (10) Business Days after the Closing Date, and (iii) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D and provide a copy thereof to the Buyers promptly after the filing thereof. The Company shall, no less than two (2) Business Days prior to the filing of any disclosure required by clause (ii) above, provide a copy thereof to the Buyers.

     (b)  Furnishing of Information.  So long as a Buyer owns Securities, the
          -------------------------
Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time while a Buyer owns any of the Securities the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to such Buyer and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of the Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Common Shares, Guarantee Shares and Warrant Shares without registration under the Exchange Act under Rule 144 promulgated under the Securities Act. Upon the request of any such holder, the Company shall deliver thereto a written certification of a duly authorized officer as to whether it has complied with such requirements.

     (c)  Use of Proceeds.  The Company will use up to $1,500,000 of the net
          ---------------
proceeds from the sale of the Securities to retire certain Company debt and shall use the balance of such net proceeds solely to repay Company trade payables and meet certain other Company obligations, including payroll expenses for the months of January and February, 1999, as indicated on the attached
Schedule 4.

     (d)  Shareholder Approval; Reservation of Shares.
          -------------------------------------------

          (i)  Shareholder Approval.  The Company has called a special meeting
               --------------------
of its shareholders and will use its best efforts to obtain the approval of the shareholders of the Company (A) necessary to, and shall, increase the authorized capital of the Company in an amount sufficient for the Company to satisfy all of its obligations under the Debentures and under the Warrants, but in all events at least 150,000,000 shares of Common Stock, and (B) required to waive the restriction under applicable stock exchange rules limiting the issuance of common stock in an amount that would exceed 20% of the issued and outstanding common stock of the Company. Such meeting will be held no later than 60 days following the Closing Date. Guarantors will cause the Guarantee Shares to be voted in favor of such proposal.

          (ii)  Reservation of Underlying Shares.  Within five (5) days of
                --------------------------------
satisfaction of its obligations under 4(d)(i), the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock which is not less than the Initial Minimum. At such time after the date that the Company complies with its obligation under Section 4(d)(i), if the Company would be, if a notice of exercise with respect to the Warrants or conversion with respect to the Debentures (as the case may be) were to be delivered on such date, precluded from honoring the exercise in full of the Warrants or issuing the full number of Common Shares as would then be issuable if all Debentures were converted on such date (and in payment of interest in shares of Common Stock), due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, then the Board of Directors of the Company shall promptly (and in any case within 30 Business Days from such date) prepare and mail to the shareholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (1) all shares of Common Stock then outstanding, (2) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Debentures and Warrants) and on account of all shares reserved under any stock option, stock purchase, warrant or similar plan, (3) 200% of the number of Common Shares to be issued upon conversion of all Debentures and in payment of interest in shares of Common Stock, and (4) such number of Warrant Shares as would then be issuable upon the exercise in full of the Warrants (the aggregate of the shares of Common Stock referenced in Subsections (3) and (4) are referred to herein as the "Current
                                                                     -------
Required Minimum"). In connection therewith, the Guarantors will use their best
----------------
efforts to cause the Board of Directors of the Company to (x) adopt proper resolutions authorizing such increase, (y) recommend to and otherwise use its best efforts to promptly and duly obtain shareholder approval to carry out such resolutions (and hold a special meeting of the shareholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (z) within five (5) Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase.

     (e)  Listing.  The Company shall list the Underlying Shares within 10
          -------
Business Days of the satisfaction of its obligations under 4(d)(i) and shall promptly secure the listing of all additional Registrable Securities not previously listed as such shares are issued on the NASDAQ and each other Subsequent Market on which the Common Stock is then listed or traded and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for listing on the NASDAQ and any other Subsequent Market on which the Common Stock is then listed or traded. The Company shall promptly provide to the Buyers copies of any notices it receives from the NASDAQ or any other Subsequent Market on which the Common Stock is then listed or traded regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. If the number of Underlying Shares issuable upon conversion in full of the then outstanding Debentures, as payment of interest thereon, and upon exercise of the then unexercised portion of the Warrants exceeds 85% of the number of Underlying Shares previously listed on account thereof with NASDAQ (and any such other required exchanges), then the Company shall take the necessary actions to immediately list a number of Underlying Shares as equals no less than the then Current Required Minimum. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

     (f) Minimum Reserve.  The Company shall at all times maintain a reserve of
         ---------------
shares of Common Stock for issuance upon conversion of the Debentures and for payment of interest thereupon in shares of Common Stock and upon exercise in full of the Warrants in accordance with this Agreement, the Debentures and the Warrants, respectively, in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the Initial Minimum or the then Current Required Minimum, as then applicable.

     (g)  Transfer Restrictions; Legends.
          ------------------------------

          (i)  Legends.  The Securities may only be disposed of pursuant to an
               -------
effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities

Act. In connection with any transfer of any Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register without any legal opinion any transfer by a Buyer to an Affiliate thereof or a fund under common management with such Buyer, or any transfers among any such Affiliates or such other funds provided the transferee (x) certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and (y) agrees in writing to be bound by the terms of the Registration Rights Agreement. Any such transferee shall have the rights of such Buyer under the Transaction Documents.

          (ii) The Parties agree to the imprinting, so long as is required by this Section 4(f)(ii), of the following legend (or such substantially similar legend as is acceptable to the Buyers, the Parties agreeing that any unacceptable legended Securities shall be replaced promptly by and at the Company's cost) on the Securities:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

     The Underlying Shares shall not contain the legend set forth above nor any other legend if the conversion of Debentures, the payment of interest thereon, and the exercise of the Warrants or other issuances of Underlying Shares as contemplated hereby, by the Debentures or the Warrants occurs at any time while an Underlying Shares Registration Statement is effective under the Securities Act or, in the event there is not an effective Underlying Shares Registration Statement, at such time, if in the opinion of counsel to the Company, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the day that the Underlying Shares Registration Statement is declared effective by the Commission. The Company agrees that, in the event any Underlying Shares are issued with a legend in accordance with this Section, it will, within three
(3) Trading Days after request therefor by a Buyer, provide such Buyer with a certificate or certificates representing such Underlying Shares, free from such legend at such time as such legend would not have been required under this Section had such issuance occurred on the date of such request. The

Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

     (h)  Right of First Refusal; Subsequent Registrations.
          ------------------------------------------------

          (i) Right of First Refusal. The Company shall not, directly or
              ----------------------
indirectly, without the prior written consent of the Buyers, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity-equivalent securities in any transaction that is intended to be exempt from the registration requirements of the Securities Act (a "Subsequent Financing") for a period of 180 days after the Closing Date (as
    --------------------
defined under the Registration Rights Agreement), except (i) the granting of options or warrants to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, (ii) shares issued upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible preferred stock in each case disclosed in Schedule 2(c),
                                                                  -------------
(iii) Underlying Shares, (iv) shares issued in connection with the capitalization or creation of a joint venture with a strategic partner (a Person whose business is primarily that of investing and selling of securities shall not be deemed a strategic partner), (v) shares issued to pay part or all of the purchase price for the acquisition by the Company of a Person (which, for purposes of this clause (v), shall not include an individual or group of individuals) and (vi) shares issued in a bona fide public offering by the Company of its (and not of any of its stockholders') securities, unless (A) the Company delivers to the Buyers a written notice (the "Subsequent Financing
                                                      --------------------
Notice") of its intention to effect such Subsequent Financing, which Subsequent
------
Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing shall be affected, and attached to which shall be a term sheet or similar document relating thereto and (B) no Buyer shall have notified the Company by 5:00 p.m. (Salt Lake City time) on the tenth (10th) Trading Day after its receipt of the Subsequent Financing Notice of its willingness to enter into or otherwise provide (or to cause its designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on substantially the terms set forth in the Subsequent Financing Notice; provided, however, that if more than one Buyer shall so notify the
        --------  -------
Company, then the Buyers so electing to participate in the Subsequent Financing will do so in the same proportions as their respective initial investments in the Debentures under this Agreement. If one or more Buyers shall fail to notify the Company of its willingness to enter into such negotiations within such time period, then the participating Buyers may elect to pick up such pro rata portion in accordance with their respective initial investments in the Debentures. If a Buyer shall fail to notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Financing substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Financing Notice (and any other Buyer who may elect to participate as provided above); provided, that the Company shall
                                             --------
provide the Buyers with a second Subsequent Financing Notice, and the Buyers shall again have the right of first refusal set forth above in this Section 4(h)(i), if the Subsequent Financing subject to the initial Subsequent Financing Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Financing Notice. The rights granted to the Buyers in this Section 4(h)(i) are subject to the prior right of first refusal granted to the purchasers of the Company's Series D and Series E preferred stock, to the extent, if any, that they exist on the date hereof, but not any modifications, extensions or assignments of such rights to such Persons, the parties hereto agreeing that such rights shall not be extended or modified except with the consent of the Buyers.

          (ii) Except Underlying Shares, other "Registrable Securities" (as defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement and except as set forth on Schedule 6(a) to the Registration Rights Agreement (which securities may not be registered prior to the time the Registrable Securities are registered), the Company shall not, for a period of not less than 90 Trading Days after the date that any Underlying Shares Registration Statement filed under the Registration Rights Agreement is declared effective by the Commission, without the prior written consent of the Buyers, (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or (ii) register for resale any securities of the Company. Any days that the Buyers are not permitted to sell securities under an Underlying Shares Registration Statement shall be added to such 90 Trading Day period for the purposes of (i) and (ii) above.

     (i)  Notice of Breaches.  Each of the Company and the Buyers shall give
          ------------------
prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Document to be incorrect or breached as of and after the Closing Date. However, no disclosure by any party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document. No breach, default or other action by or claim against one Buyer will be deemed a breach, default or action of or claim against of any other Buyer or in any way adversely affect the rights of the other Buyers.

     (j)  Exercise and Conversion Procedures.  The Transfer Agent Instructions,
          ----------------------------------
Conversion Notice (as defined below), and Notice of Exercise under the Warrants, set forth all procedures, required information and instructions, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Buyers to convert the Debentures and exercise the Warrants as contemplated in the Debentures and the Warrants (as applicable).

      (k)  Exercise and Conversion Obligations of the Company.  The Company
           --------------------------------------------------
shall honor exercises of the Warrants and conversions of the Debentures and shall deliver Warrant Shares and Common Shares upon such exercises or conversions in accordance with the respective terms and conditions and time periods set forth in the respective Debentures and in the Warrants.

     (l)  Transfer of Intellectual Property Rights.  Except in connection with
          ----------------------------------------
the sale of all or substantially all of the assets of the Company, the Company shall not transfer, sell or otherwise dispose of, any Intellectual Property Rights, or allow any of the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and would otherwise expire).

     (m)  Integration.  The Company shall not and shall use its best efforts to
          -----------
ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the issue, offer or sale of the Securities to the Buyers.

     (n)  Acknowledgment of Dilution.  The Company acknowledges that the
          --------------------------
issuance of Common Shares and Warrant Shares upon (x) conversion of the Debentures and payment of interest thereon and (y) exercise of the Warrants, in accordance with their terms, will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue shares of Common Stock in accordance with the terms of and with respect to the Debentures and in accordance with and in respect to the Warrants is unconditional and absolute regardless of the effect of any such dilution.

5.   INDEMNIFICATION.  In consideration of the Buyers' execution and delivery of
     ---------------
this Agreement and acquisition of the Securities and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and its stockholders, officers, directors, employees and investors and any of the forgoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes
                    -----------
of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), as incurred by any Indemnitee as a result of, or
------------------------
arising out of, or relating to (a) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of the Transaction Documents, or
(b) the status of any Buyer as an investor in the Company (however, the Buyers shall not be entitled to indemnity under this clause (b) as a result solely of investment losses it may suffer in its investment in the Securities not attributable to an Indemnified Liability). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

6.   MISCELLANEOUS.
     -------------

     (a)   Fees and Expenses.  The Company shall pay the Buyers' legal fees and
           -----------------
disbursements in connection with the preparation and negotiation of the Transaction Documents in the aggregate amount identified in the attached Schedule 4. Other than the amount contemplated by the immediately preceding sentence, and except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Common Shares pursuant hereto. Each Buyer shall be responsible for its own respective tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

     (b)   Entire Agreement; Amendments, Exhibits and Schedules.  This
           ----------------------------------------------------
Agreement, together with the Exhibits and Schedules hereto, the Transfer Agent Instructions, the Debenture, the Warrants, the Pledge Agreements, and the Registration Rights Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged with such documents, exhibits and schedules. The Exhibits and Schedules to this Agreement are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

     (c)   Notices.  Any and all notices or other communications or deliveries
           -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Salt Lake City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 5:00 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:     fonix corporation
                            60 East South Temple Street
                            Suite 1225
                            Salt Lake City, Utah  84111
                            Facsimile No.:  (801) 328-8778
                            Attn: Roger D. Dudley, Executive Vice President

     With copies to:        Durham Jones & Pinegar, P.C.
                            Suite 850 Key Bank Tower
                            50 South Main Street
                            Salt Lake City, Utah  84144
                            Facsimile No.: (801) 538-2425
                            Attn: Jeffrey M. Jones, Esq.

If to the Buyers, to the addresses indicated on the attached Schedule 1. Any Person may in writing and in the same manner designate another address for service and notification hereunder.

     (d)   Amendments; Waivers.  No provision of this Agreement may be waived or
           -------------------
amended except in a written instrument signed, in the case of an amendment, by the Company and the Buyers, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of a party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (e)   Headings.  The headings herein are for convenience only, do not
           --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (f)  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns, including any Persons to whom the Buyers transfer Securities. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. Except as set forth in Section 4(g), the Buyers may not assign this Agreement or any of the rights or obligations hereunder, other than to affiliates of the Buyers, without the consent of the
Company.   This provision shall not limit a Buyer's right to transfer securities or transfer or assign rights hereunder or under the Registration Rights
Agreement.

     (g)   No Third-Party Beneficiaries.  This Agreement is intended for the
           ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (h)   Governing Law.  This Agreement shall be governed by and construed and
           -------------
enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof. The parties hereby consent to the jurisdiction of the courts of such state and to the bringing of any litigation arising out of or under this Agreement in such courts located in Wilmington, Delaware.

      (i)  Survival.  The representations, warranties, agreements and covenants
           --------
contained in this Agreement shall survive the Closing and the issuance of the Underlying Shares.

     (j)   Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

      (k)  Publicity.  The Company and the Buyers shall consult with each other
           ---------
in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Buyer without its prior written consent, except to the extent required by law, in which case the Company shall provide such Buyer with prior written notice of such public disclosure.

      (l)  Severability.  In case any one or more of the provisions of this
           ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      (m)  Remedies.  Each of the parties to this Agreement acknowledges and
           --------
agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in any action instituted in any court of the United States of America or any state thereof having jurisdiction over the parties to this Agreement and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.



                              * * * * * * * * * *



          [THE SIGNATURES OF THE PARTIES ARE ON THE FOLLOWING PAGES.]

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

fonix corporation



By:            /s/ Roger D. Dudley
   -----------------------------------------------------------------
     Name: Roger D. Dudley
Its: Executive Vice President

                              JNC STRATEGIC FUND LTD.

                              By: Encore Capital Management, L.L.C.
                                  Its Investment Adviser


                              By:     /s/ Neil T. Chau
                                 -----------------------------------------------
                                     Neil T. Chau
                                     Its Managing Member


GUARANTORS


  /s/ Stephen M. Studdert
--------------------------------------------------
Stephen M. Studdert


  /s/ Thomas A. Murdock
--------------------------------------------------
Thomas A. Murdock


  /s/ Roger D. Dudley
--------------------------------------------------
Roger D. Dudley

Dominion Capital Fund Ltd                By Inter-Caribbean Services (Bahamas)
c/o Citco Fund Service (Bahamas) Ltd.    Ltd., Director
Bahamas Financial Center
P.O.B. CB 13136                          By:    /s/
Nassau, Bahamas                               ----------------------------------
Tel.:  (242) 356-5928                    Its:
Fax:   (242) 356-0223                         ----------------------------------


Sovereign Partners LP                    By Southridge Capital Management LLC,
c/o Southridge Capital Management LLC    General Partner
Executive Pavilion - Suite 01
90 Grove Street
Ridgefield, Connecticut 06877             By:   /s/
Tel.:  (203) 431-8300                         ----------------------------------
Fax:   (203) 431-8301                     Its:
                                              ----------------------------------

Dominion Investment Fund LLC              By Inter-Caribbean Services (Bahamas)
c/o Citco Fund Service (Bahamas) Ltd.     Ltd., Director
Bahamas Financial Center
P.O.B. CB 13136                           By:   /s/
Nassau, Bahamas                               ----------------------------------
Tel.:  (242) 356-5928                     Its:
       (242) 356-0223                         ----------------------------------

With copies to:

Krieger & Prager
319 5th Avenue
New York, New York  10016
Fax: (212) 213-2077
Attn.  Samuel M. Krieger, Esq.

                                   SCHEDULE 1

                 BUYERS OF THE DEBENTURES AND AMOUNT PURCHASED

  Name and Address of Buyer                         Principal Amount of Purchase
  -------------------------                         ----------------------------

  JNC Strategic Fund Ltd.                           $2,000,000
  c/o Olympia Capital (Cayman) Ltd.
  Williams House
  20 Reid Street
  Hamilton HM11 Bermuda
  Facsimile No.:  (441) 295-2305
  Attn: Director

  With copies to:

  Encore Capital Management, L.L.C.
  12007 Sunrise Valley Drive, Suite 460
  Reston, VA  20191
  Facsimile No.:  (703) 476-7711
  Attn: Managing Member

  -and-

  Robinson Silverman Pearce Aronsohn & Berman LLP
  1290 Avenue of the Americas
  New York, NY  10104
  Facsimile No.:  (212) 541-4630
  Attn:  Eric L. Cohen, Esq.

  Dominion Capital Fund, Ltd                        $  750,000
  Sovereign Partners, LP                            $1,000,000
  Dominion
  Investments LLP                                   $  250,000

  All notices to be provided to Dominion Capital Fund Ltd., Sovereign Partners LP and Dominion Investment Fund LLC in care of:

  Krieger & Prager
  319 5th Avenue
  New York, New York  10016
  Fax: (212) 213-2077
  Attn.  Samuel M. Krieger, Esq.

                                 SCHEDULE 2(a)
                                 -------------

                                  SUBSIDIARIES


1. fonix systems corporation, a Utah corporation, wholly owned by the Company.

2. fonix/AcuVoice, Inc., a Utah corporation, wholly owned by the Company.

3. ASI Acquisition Corporation, a Utah corporation, wholly owned by the Company.

4. fonix/Papyrus Corporation, a Utah corporation, wholly owned by the Company.

                                 SCHEDULE 2(c)
                                 -------------

                                 CAPITALIZATION

The Company has an authorized capitalization consisting of 100,000,000 shares of Common Stock, par value $.0001 per share, and 20,000,000 shares of Preferred Stock, par value $.0001 per shares. As of the date hereof, the Company has issued and outstanding 66,269,261 shares of Common Stock. 15,344,000 shares of Common Stock are subject to issuance upon the conversion or exercise of presently issued and outstanding warrants and options of the Company. 10,551,000 shares of Common Stock are reserved for issuance under the Company's existing stock option plans. 166,667 shares of Series A Preferred Stock have been issued and 166,667 shares are outstanding, which shares are convertible into 166,667 shares of Common Stock. 1,158,334 shares of Series D 4% Convertible Preferred Stock ("Series D") have been issued, and 1,008,334 shares are outstanding, which are convertible into shares of Common Stock according to a formula that is determined, in part, by reference to the prevailing market price of the Common Stock. Assuming that all of the shares of Series D issued and outstanding as of the date hereof were to be converted at an assumed conversion price of $1.05 per share, the Company would be obligated to issue a total of 19,509,707 shares of Common Stock. 250,000 shares of Series E 4% Convertible Preferred Stock ("Series E") have been issued, and 128,750 shares are outstanding, which are convertible into shares of Common Stock according to a formula that is determined, in part, by reference to the prevailing market price of the Common Stock. Assuming that all of the shares of Series E issued and outstanding as of the date hereof were to be converted at an assumed conversion price of $1.05 per share, the Company would be obligated to issue a total of 2,473,417 shares of
Common Stock.   Except as set forth above, as of the date of this Agreement, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares and the Warrants, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock, except for the following:

1. Articulate Systems, Inc. Transaction. On July 31, 1998, the Company entered
   ------------------------------------
   into an Agreement and Plan of Merger by and among the Company, ASI Acquisition Corporation, a wholly-owned subsidiary of the Company, and Articulate Systems, Inc. The merger (the "ASI Merger") closed on September 2, 1998. At closing, the parties executed Amendment No. 1 to Agreement and Plan of Merger ("Amendment No. 1"). Under Amendment No. 1, and in order for the ASI Merger to constitute a tax-free reorganization within the meaning of
   Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, the Company agreed to issue 1,985,000 additional shares of Common Stock as
   consideration for the ASI Merger ("Exchange Shares").   The parties further
   agreed, however, that such additional number of shares would be issued to an escrow agent following the closing of the ASI Merger and could be exchanged at any time during the 90 day period following the closing for an equal number of shares of the Company's Class B Non-Voting Common Stock, subject to the approval by the Company's shareholders of the authorization of such class of Common Stock at the Special Meeting. As of the date hereof, the Company's shareholders have not yet approved the amendment of the Company's Certificate of Incorporation required to issue the Class B Common Stock. The Exchange Shares are included in the number of shares of Common Stock issued and outstanding set forth above.

2. 3D Planet Transaction.  On September 8, 1998, the Company entered into an
   ---------------------
   Asset Purchase Agreement between the Company and 3D Planet, Inc., a Delaware corporation. Pursuant to the 3D Planet Agreement, the Company will acquire all of the assets of 3D Planet, in consideration for which the Company will issue (in addition to the payment of cash consideration as specified in the agreement), a total of $5,900,000 in Common Stock, each share of which will be valued at the average of the averages of the closing bid prices for the 3 10-trading-day periods immediately preceding May 29, 1998, September 8, 1998 and the closing date of the 3D Planet transaction. The Company presently is renegotiating the terms of the 3D Planet transaction and cannot predict at this time whether the transaction will close or, if it closes, on what terms it will close.

Schedule 6(a) to the Registration Rights Agreement is incorporated herein by reference and made part hereof as if it were set out below in its entirety.

5% Beneficial Owners
--------------------

The Company is aware of the following persons or groups who beneficially own more than 5% of the Company's issued and outstanding Common Stock:

     Stephen M. Studdert
     Thomas A. Murdock
     Roger D. Dudley
     Beesmark Investments, L.C.
     Studdert Companies Corp.

                                 SCHEDULE 2(g)
                                 -------------

None.

                                   SCHEDULE 4

                           Estimated Use of Proceeds
                           -------------------------


     Investment funds                      $4,000,000
                                           ==========

     Use of Funds

          Dragon Systems Note Payable      $1,559,000
          Payroll and Critical Payables     2,401,000
          Legal Fees                           40,000
                                           ==========

               Total                       $4,000,000
                                           ==========

                               FORM OF DEBENTURE


NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.


No. C-______                                    U.S. $____________

                               fonix corporation

             SERIES C 5% CONVERTIBLE DEBENTURE DUE JANUARY 29, 2002

     THIS DEBENTURE is one of a duly authorized issue of debentures of fonix corporation, a Delaware corporation, having a principal place of business at 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111 (the

"Company"), designated as its Series C 5% Convertible Debentures, due January
 -------
29, 2002 (the "Debentures"), in an aggregate principal amount of up to
               ----------
$4,000,000. This Debenture is purchased by the initial Holder (as defined herein) pursuant to the terms of that certain Securities Purchase Agreement dated as of the Original Issue Date (as defined herein), between the Company and the initial Holder of Debentures, as amended, modified or supplemented from time to time in accordance with its terms ("Purchase Agreement").
                                       ------------------

     FOR VALUE RECEIVED, the Company promises to pay to _______________________, or registered assigns (the "Holder"), the principal sum of ___________ Dollars
                            ------
($_________), on or prior to January 29, 2002 or such earlier date as the Debentures are required to be repaid as provided hereunder (the "Maturity Date")
                                                                 -------------
and to pay interest to the Holder on the principal sum at the rate of 5% per annum, payable on a quarterly basis in arrears on March 31, June 30, September 30 and December 31 of each year during the term hereof (each an "Interest
                                                                 --------
Payment Date") and on each Conversion Date (as defined herein) for such
------------
principal amount, commencing on the earlier to occur of the Conversion Date for such principal amount and March 31, 1999. Interest shall accrue daily commencing on the Original Issue Date (as defined in Section 6) until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall be calculated on the basis of a 360-day year and for the actual number of days elapsed. Interest hereunder will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"). All overdue, accrued and unpaid interest and other
-------------------
amounts due hereunder shall bear interest at the rate of 18% per annum from the day such interest is due hereunder through and including the date of payment. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address of the Holder last appearing on the Debenture Register, except that interest due on the principal amount (but not overdue interest) hereunder may, at the Company's option, be paid in shares of the Company's Common Stock (as defined in Section
6) calculated based upon the Conversion Price (as defined below) on the date such interest becomes due. Subject to the conversion rights set forth in
Section 4 hereof, all amounts due hereunder other than such interest shall be paid in cash. The Company shall provide the Holders notice of its intention to pay interest hereunder in cash or shares of Common Stock not less than 10 Trading Days (as defined in Section 6) prior to any Interest Payment Date. Except as otherwise provided herein, if at any time the Company pays less than the total amount of interest then accrued on account of the Debentures, such payment shall be distributed ratably among the Holders based upon the aggregate principal amount of Debentures held by each Holder.

     Notwithstanding anything to the contrary contained herein, the Company may not issue shares of the Common Stock in payment of interest on the principal amount if: (i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay interest hereunder in shares of Common Stock; (ii) such shares (x) are not registered for resale pursuant to an effective Underlying Shares Registration Statement (as defined in Section 6) and (y) may not be sold without volume restrictions pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as determined by
                                         --------------
counsel to the Company pursuant to a written opinion letter, addressed to the Company's Transfer Agent, in form and substance acceptable to the Holders and such transfer agent; (iii) such shares are not listed on the Nasdaq SmallCap Stock Market ("NASDAQ") (or the American Stock Exchange, Nasdaq National Market
               ------
or The New York Stock Exchange) and any other exchange on which the Common Stock is then listed for trading; (iv) the Company has failed to satisfy its conversion obligations hereunder, or (v) the issuance of such shares would result in a violation of Section 4(a)(iii).

     This Debenture is subject to the following additional provisions:

     Section 1.     The Debentures are issuable in denominations of Two Hundred
     ----------
Fifty Thousand Dollars ($250,000). The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same but shall not be issuable in denominations of less than integral multiples of Fifty Thousand Dollars ($50,000) unless such amount represents the full principal balance of Debentures outstanding to such Holder. No service charge will be made for such registration of transfer or exchange.

     Section 2.     This Debenture has been issued subject to certain investment
     ----------
representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     Section 3.     Events of Default.
     ----------     -----------------

     (a) "Event of Default" wherever used herein, means any one of the following
          ----------------
events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

               (i) any default in the payment of the principal of, interest on or liquidated damages in respect of, this Debenture, free of any claim of subordination, as and when the same shall become due and payable, (whether on an Interest Payment Date, Conversion Date or the Maturity Date or by acceleration or otherwise);

               (ii) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, the Purchase Agreement or the Registration Rights Agreement (as defined in Section 6), and such failure or breach shall not have been remedied within 10 days after the date on which notice of such failure or breach shall have been given;

               (iii) the Company or any of its subsidiaries shall commence a voluntary case under the United States Bankruptcy Code or insolvency laws as now or hereafter in effect or any successor thereto (the "Bankruptcy
                                                                  ----------
     Code"); or an involuntary case is commenced against the Company under the
     ----
     Bankruptcy Code and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of such involuntary case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of 60 days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;

               (iv) the Company shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness of the Company in an amount exceeding two hundred thousand dollars ($200,000), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

               (v) the Common Stock shall fail to be listed on the NASDAQ or any other national securities exchange or market on which such Common Stock is then listed for trading or suspended from trading thereon without being relisted or having such suspension lifted, as the case may be, within 3 Trading Days;

               (vi) the Company shall be a party to any Change of Control Transaction (as defined in Section 6), shall agree to sell or dispose of all or in excess of 40% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), or shall redeem more than a de minimis number of shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares);

               (vii) an Underlying Shares Registration Statement shall not have been declared effective by the Securities and Exchange Commission (the

     "Commission") on or prior to the Effectiveness Date;
     -----------

               (viii) an Event (as hereinafter defined) shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty
     (30) days from the Event Date (as hereinafter defined) relating thereto (other than an Event resulting from a failure of an Underlying Shares Registration Statement to be declared effective by the Commission on or prior to the Effective Date (as defined in the Registration Rights Agreement));

               (ix) the Company shall fail for any reason to deliver certificates to a Holder prior to the twelfth (12/th/) day after a Conversion Date pursuant to Section 4(b) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof; or

               (x) the Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined below) within ten (10) days after notice is deemed delivered hereunder.

     (b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture (and, at the Holder's option, all other Debentures then held by such Holder), together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the sum of (i) the Mandatory Prepayment Amount (as defined in Section 6) plus
(ii) the product of (A) the number of Underlying Shares issued in respect of conversions hereunder or as payment of interest hereunder, in either case, within thirty (30) days of the date of a declaration of an Event of Default and then held by the Holder and (B) the Per Share Market Value on the date prepayment is due or the date the full prepayment price is paid, whichever is greater. Interest shall accrue on the prepayment amount hereunder from the seventh day after such amount is due (being the date of an Event of Default) through the date of payment in full thereof at the rate of 18% per annum. All Debentures and Underlying Shares for which the full repayment price hereunder shall have been paid in accordance herewith shall be promptly surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

     Section 4.     Conversion.
     ----------     ----------

     (a) (i) This Debenture shall be convertible into shares of Common Stock (subject to the limitation set forth in Section 4(a)(ii)) at the option of the Holder in whole or in part at any time and from time to time after the Original Issue Date and prior to the close of business on the Maturity Date. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by dividing the outstanding principal amount of this Debenture to be converted, plus all accrued but unpaid interest thereon, by the Conversion Price, each as subject to adjustment as provided hereunder. The Holder shall effect conversions by surrendering the Debentures (or such portions thereof) to be converted, together with the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice") to the Company. Each Conversion Notice
---------       -----------------
shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected, which date may not be prior to the date of such Conversion Notice is deemed to have been delivered pursuant to Section 4(h) (the "Conversion Date"). If no Conversion Date is specified in a
           ---------------
Conversion Notice, the Conversion Date shall be the date that the Conversion Notice is deemed delivered pursuant to Section 4(h). Subject to Section 4(b) hereof, each Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debenture(s) tendered by the Holder with the Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 4(b)) a new Debenture for such principal amount as has not been converted.

          (ii)  Certain Conversion Restrictions.
                -------------------------------

               (A) The Holder agrees not to convert Debentures to the extent such conversion would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of the Debentures held by such Holder after application of this Section. The Holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies and to the extent the Holder determines that the restriction contained in this Section applies, the determination of which portion of the principal amount of such Debentures is convertible shall be in the sole discretion of the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 75 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

               (B) If the Holder waives the restrictions of Subsection (A), above, the Holder agrees not to convert Debentures to the extent such conversion would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of the Debentures held by such Holder after application of this Section. The Holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies and to the extent the Holder determines that the restriction contained in this Section applies, the determination of which portion of the principal amount of such Debentures is convertible shall be in the sole discretion of the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 75 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

               (C) If on any Conversion Date (A) the Common Stock is listed for trading on the NASDAQ or the Nasdaq National Market, (B) the Conversion Price then in effect is such that the aggregate number of shares of Common Stock that would then be issuable upon conversion in full of all then outstanding Debentures and as payment of interest thereon in shares of Common Stock, together with any shares of the Common Stock previously issued upon conversion of Debentures and as payment of interest thereon, would equal or exceed 20% of the number of shares of the Common Stock outstanding on the Original Issue Date (such number of shares as would not equal or exceed such 20% limit, the "Issuable Maximum"), and (C) the
                                          ----------------
     Company shall not have previously obtained the vote of shareholders (the "Shareholder Approval"), if any, as may be required by the applicable rules
     ---------------------
     and regulations of the Nasdaq Stock Market (or any successor entity) applicable to approve the issuance of shares of Common Stock in excess of the Issuable

     Maximum pursuant to the terms hereof, then the Company shall issue to the Holder so requesting a conversion a number of shares of Common Stock equal to the Issuable Maximum and, with respect to the remainder of the aggregate principal amount of Debentures then held by such Holder for which a conversion in accordance with the Conversion Price would result in an issuance of shares of Common Stock in excess of the Issuable Maximum (the "Excess Principal"), the converting Holder shall have the option to require
      ----------------
     the Company to either (1) use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 75th day after such request, or (2)(i) issue and deliver to such Holder a number of shares of Common Stock as equals (x) the Excess Principal, plus accrued interest on all Debentures being converted, divided by (y) the Initial Conversion Price, and (ii) cash in an amount equal to the product of (x) the Per Share Market Value on the Conversion Date and (y) the number of shares of Common Stock in excess of such Holder's pro rata portion of the Issuable Maximum that would have otherwise been issuable to the Holder in respect of such conversion but for the provisions of this Section (such amount of cash being hereinafter referred to as the "Discount Equivalent"), or (3) pay cash to the converting Holder
                -------------------
     in an amount equal to the Mandatory Prepayment Amount for the Excess Principal. If the Company fails to pay the Discount Equivalent or the Mandatory Prepayment Amount, as the case may be, in full pursuant to this Section within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 18% per annum to the converting Holder, accruing daily from the Conversion Date until such amount, plus all such interest thereon, is paid in full.

     (b) (i) Not later than three (3) Trading Days after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 4(g)(ii) of the Purchase Agreement) representing the number of shares of the Common Stock being acquired upon the conversion of Debentures,
(ii) Debentures in a principal amount equal to the principal amount of Debentures not converted; (iii) a bank check in the amount of all accrued and unpaid interest (if the Company has elected to pay accrued interest in cash), together with all other amounts then due and payable in accordance with the terms hereof, in respect of Debentures tendered for conversion and (iv) if the Company has elected and is permitted to pay accrued interest in shares of the Common Stock, certificates, which shall be free of restrictive legends (other than those required by Section 4(g) of the Purchase Agreement), representing such number of shares of the Common Stock as equals such interest divided by the Conversion Price on the applicable Conversion Date; provided, however, that the
                                                    --------  -------
Company shall not be obligated to issue certificates evidencing the shares of the Common Stock issuable upon conversion of the principal amount of Debentures until Debentures are either delivered for conversion to the Company or any transfer agent for the Debentures or the Common Stock, or the Holder notifies the Company that such Debenture has been lost, stolen or destroyed and complies with Section 9 hereof (in which case the Company shall issue a replacement Debenture in like principal amount). The Company shall, upon request of the Holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates, including for purposes hereof, any shares of the Common Stock to be issued on a Conversion Date on account of accrued but unpaid interest hereunder, are not delivered to or as directed by the applicable Holder by the third Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the Debentures tendered for conversion.

          (ii) If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section, including for purposes hereof, any shares of the Common Stock to be issued on a Conversion Date on account of accrued but unpaid interest hereunder, prior to the 3/rd/ Trading Day after a Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $2,500 for each day after such 3/rd/ Trading Day until such certificates are delivered.(such amount shall be also be due for each Trading Day after the date that the Holder may rescind such conversion until such date as the Holder shall have received the return of the principal amount of Debentures relating to such rescission)

          (iii)  In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 4(b)(i), including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, by the third (3rd) Trading Day after the Conversion Date, and if after such third (3rd) Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder was entitled to receive upon such conversion (a "Buy-In"), then the Company shall (A) pay in
                                 ------
cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and (B) at the option of the Holder, either return the aggregate principal amount of Debentures for which such conversion was not honored or deliver to such Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations under Section 4(b)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 aggregate principal amount of Debentures, under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 4(b)(ii) in respect of the certificates resulting in such Buy-In.

     (c)  (i)  The conversion price (the "Conversion Price") in effect on any
                                          ----------------
Conversion Date shall be the lesser of (a) $1.25 (the "Initial Conversion
                                                       ------------------
Price") and (b) the average of the Per Share Market Value for the five (5) Trading Days immediately preceding the Conversion Date multiplied by the Applicable Percentage (as defined in Section 6, below); provided, however, that
                                                        --------  -------
such five (5) Trading Day period shall be extended for the number of Trading Days during such period in which (A) trading in the Common Stock was suspended on the NASDAQ or on such Subsequent Market on which the Common Stock is then listed or traded, or (B) after the date declared effective by the Commission, the Underlying Shares Registration Statement is not effective, or (C) after the date declared effective by the Commission, the Prospectus included in the Underlying Shares Registration Statement may not be used by the Holder for the resale of Underlying Shares.; provided that, (a) if the registration statement
                              -------- ----
registering the resale of the shares of Common Stock issuable upon conversion of the Debentures and payment of interest thereunder and naming the Holder as a Selling Stockholder thereunder (the "Underlying Shares Registration Statement")
                                     ----------------------------------------
is not filed on or prior to the 45/th/ day after the Original Issue Date (if the Company files such Underlying Shares Registration Statement without affording the Holder the opportunity to review and comment on the same as required by
Section 3(a) of the Registration Rights Agreement, the Company shall not be deemed to have satisfied this clause (a)), or (b) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12d1-2 promulgated under the Securities Exchange Act of 1934, as amended, within five
(5) days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that an Underlying Shares Registration Statement will not be "reviewed" or is not subject to further review or comment by the Commission, or (c) if the Underlying Shares Registration Statement is not declared effective by the Commission on or prior to the 90th day after the Original Issue Date, or (d) if such Underlying Shares Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities (as such term is defined in the Registration Rights Agreement) at any time prior to the expiration of the "Effectiveness Period" (as such term as defined in the Registration Rights Agreement), without being succeeded by an amendment to such Underlying Shares Registration Statement or a subsequent Underlying Shares Registration Statement filed with and declared effective by the Commission within ten (10) days, or (e) if trading in the Common Stock shall be suspended for any reason for more than 3 Trading Days, or (f) if the conversion rights of the Holders of Debentures hereunder are suspended for any reason or (g) an amendment to the Underlying Securities Registration Statement is not filed by the Company with the Commission within ten (10) days of the Commission's notifying the Company that such amendment is required in order for the Underlying Shares Registration Statement to be declared effective (any such failure being referred to as an "Event," and for purposes of clauses (a), (c) and (f) the date on which such
------
Event occurs, or for purposes of clause (b) the date on which such five (5) days period is exceeded, or for purposes of clauses (d) and (g) the date which such 10-day period is exceeded, or for purposes of clause (e) the date on which such 3 Trading Day period is exceeded, being referred to as "Event Date"), each of
                                                         ----------
the Initial Conversion Price and the Applicable Percentage shall be decreased by 2.5% on the Event Date and on each monthly anniversary thereof until the earlier to occur of the second month anniversary after the Event Date and such time as the applicable Event is cured (i.e., the Applicable Percentage will be reduced to 77.5% on the Event

Date and 75% on the first monthly anniversary thereof and the Initial Conversion Price will be reduced to $1.22 on the Event Date and $1.19 on the first monthly anniversary thereof). Commencing on the second month anniversary after the Event Date, at the option of each Holder for each applicable monthly period either (a) require further cumulative 2.5% decreases to continue, or (b) the Company shall pay to the Holders 2.5% of the principal amount of all outstanding Debentures (each Holder being entitled to receive such portion of such amount as equals its pro rata portion of Debentures then outstanding), in cash as liquidated damages, and not as a penalty, on the first day of each monthly anniversary of the Event Date in either case until such time as the applicable Event is cured. Any decrease in each of the Initial Conversion Price and the Applicable Percentage pursuant to this Section shall remain in effect notwithstanding the fact that the Event causing such decrease has been subsequently cured and further monthly decreases have ceased. The provisions of this Section are not exclusive and shall in no way limit the Company's obligations under the Registration Rights Agreement.

          (ii) If the Company, at any time while any Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of the Common Stock, (b) subdivide outstanding shares of the Common Stock into a larger number of shares, (c) combine outstanding shares of the Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, the Initial Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of the Common Stock outstanding after such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          (iii) If the Company, at any time while any Debentures are outstanding, shall issue rights or warrants to all holders of the Common Stock (and not to Holders of Debentures) entitling them to subscribe for or purchase shares of the Common Stock at a price per share less than the Per Share Market Value of the Common Stock at the record date mentioned below, the Initial Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of the Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Initial Conversion Price pursuant to this Section 4(c)(iii), if any such right or warrant shall expire and shall not have been exercised, the Initial Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Initial Conversion Price made pursuant to the provisions of this Section 4 after the issuance of such rights or warrants) had the adjustment of the Initial Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

          (iv) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while Debentures are outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that is convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents") entitling
                                          ------------------------
any Person to acquire shares of Common Stock at a price per share less than the Conversion Price, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of shares of Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Conversion Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable, provided, that for purposes hereof, all shares of Common Stock that are issuable upon exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued.

          (v) If the Company, at any time while Debentures are outstanding, shall distribute to all holders of the Common Stock (and not to Holders of Debentures) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Initial Conversion Price at which Debentures shall thereafter be convertible shall be determined by multiplying the Initial Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith; provided, however, that in
                                                    --------  -------
the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in
                                                       ---------
good faith by the holders of a majority in interest of Debentures then outstanding; and provided, further, that the Company, after receipt of the
                 --------  -------
determination by such Appraiser shall have the right to select an additional Appraiser, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          (vi) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

          (vii) Whenever the Initial Conversion Price is adjusted pursuant to Section 4(c)(i) - (v), the Company shall promptly mail to each Holder of Debentures, a notice setting forth the Initial Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (viii) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder of this Debenture shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled or (B) require the Company to prepay, from funds legally available therefor at the time of such prepayment, all of its Debentures at a price determined in accordance with
Section 3(b). The entire redemption price shall be paid in cash, and the terms of payment of such redemption price shall be subject to the provisions set forth in Section 5(b). The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities, cash or property set forth in this Section 4(c)(viii) upon any conversion following such event. This provision shall similarly apply to successive reclassifications or share exchanges.

          (ix)   If:

                 A. the Company shall declare a dividend (or any other
                    distribution) on its Common Stock; or

                 B. the Company shall declare a special nonrecurring cash
                    dividend on or a redemption of its Common Stock; or

                 C. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                 D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

                 E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders of Debentures at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or
(y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail
                                  --------  -------
such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 30-day period commencing the date of such notice to the effective date of the event triggering such notice.

     (d) If at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holders (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the material adverse effects of such action on the rights of the Holders at least 30 calendar days prior to the effective date of such action, and an Appraiser selected by the Holders of majority in interest of the Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this
Section 4), of the Conversion Price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the Holders; provided, however, that the Company,
                                            --------  -------
after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in good faith, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such
                                         --------  -------
adjustment of the Conversion Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Conversion Price to more than the Conversion Price then in effect.

     (e) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of the Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(c)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of the Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, freely tradeable.

     (f) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     (g) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     (h) Any and all notices or other communications or deliveries to be provided by the Holders of the Debentures hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111 (facsimile number (801) 328-8778), attention Chief Financial Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder of the Debentures at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Salt Lake City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) four days after deposit in the United States mails, (iv) the Business Day following the date of mailing, if send by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

     Section 5.     Optional Prepayment.
     ----------     -------------------

     (a) The Company shall have the right to prepay, exercisable at any time upon twenty (20) days prior written notice to the Holders of the Debentures to be prepaid (the "Optional Prepayment Notice"), from funds legally available
                 --------------------------
therefor at the time of such prepayment, all or any portion of the outstanding principal amount of the Debentures which have not previously been repaid or for which Conversion Notices have not previously been delivered hereunder, at a price equal to the Optional Prepayment Price (as defined below). Any such prepayment by the Company shall be in cash and shall be free of any claim of subordination. The Holders shall have the right to tender, and the Company shall honor, Conversion Notices delivered prior to the expiration of the twentieth (20th) Trading Day after receipt by the Holders of an Optional Prepayment Notice for such Debentures (such date, the "Optional Prepayment
                                                       -------------------
Date").

     (b) If any portion of the Optional Prepayment Price shall not be paid by the Company by the Optional Prepayment Date, the Optional Prepayment Price shall be increased by 18% per annum (to accrue daily) until paid (which amount shall be paid as liquidated damages and not as a penalty). In addition, if any portion of the Optional Prepayment Price remains unpaid through the expiration of the Optional Prepayment Date, the Holder subject to such prepayment may elect by written notice to the Company to either (i) demand conversion in accordance with the formula and the time period therefor set forth in Section 4 of any portion of the principal amount of Debentures for which the Optional Prepayment Price, plus accrued liquidated damages thereof, has not been paid in full (the

"Unpaid Prepayment Principal Amount"), in which event the applicable Per Share
-----------------------------------
Market Value shall be the lower of the Per Share Market Value calculated on the Optional Prepayment Date and the Per Share Market Value as of the Holder's written demand for conversion, or (ii) invalidate ab initio such optional redemption, notwithstanding anything herein contained to the contrary. If the Holder elects option (i) above, the Company shall within three (3) Trading Days such election is deemed delivered hereunder to the Holder the shares of Common Stock issuable upon conversion of the Unpaid Prepayment Principal Amount subject to such conversion demand and otherwise perform its obligations hereunder with respect thereto; or, if the Holder elects option (ii) above, the Company shall promptly, and in any event not later than three Trading Days from receipt of notice of such election, return to the Holder new Debentures for the full Unpaid Prepayment Principal Amount. If, upon an election under option (i) above, the Company fails to deliver the shares of Common Stock issuable upon conversion of the Unpaid Prepayment Principal Amount within the time period set forth in this Section, the Company shall pay to the Holder in cash, as liquidated damages and not as a penalty, $2,500 per day until the Company delivers such Common Stock to the Holder.

     (c) The "Optional Prepayment Price" for any Debentures shall equal the sum
              -------------------------
of (i) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, divided by the Conversion Price on (x) the Optional Prepayment Date or (y) the date the Optional Prepayment Price is paid in full, whichever is less, multiplied by the Per Share Market Value on (x) the Optional Prepayment Date or (y) the date the Optional Prepayment Price is paid in full, whichever is greater, and (ii) all other amounts, expenses, costs and liquidated damages due in respect of such principal amount.

     Section 6.     Definitions.  For the purposes hereof, the following terms
     ----------     -----------
shall have the following meanings:

     "Applicable Percentage" means 80%.
      ---------------------

     "Business Day" means any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other government action to close.

     "Change of Control Transaction" means the occurrence of any of (i) an
      -----------------------------
acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of in excess of 40% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, unless following such transaction, the holders of the Company's securities continue to hold at least 40% of such securities following such transaction or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

     "Common Stock" means the Company's common stock, $.0001 par value per
      ------------
share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

     "Mandatory Prepayment Amount" for any Debentures shall equal the sum of (i)
      ---------------------------
the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, divided by the Conversion Price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the Per Share Market Value on (x) the date the Mandatory Prepayment Amount is demanded or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Debentures.

     "Original Issue Date" shall mean the date of the first issuance of any
      -------------------
Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

     "Per Share Market Value" means on any particular date (a) the closing bid
      ----------------------
price per share of the Common Stock on such date on the NASDAQ or other stock exchange or quotation system on which the Common Stock is then listed or quoted or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the NASDAQ or any stock exchange or quotation system, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Holders of a majority in interest of the Debentures.

     "Person" means a corporation, an association, a partnership, organization,
      ------
a business, an individual, a government or political subdivision thereof or a governmental agency.

     "Registration Rights Agreement" means the Registration Rights Agreement,
      -----------------------------
dated January 29, 1999, between the Company and the initial Holders of the Debentures.

     "Trading Day" means (a) a day on which the Common Stock is traded on the
      -----------
NASDAQ, or (b) if the Common Stock is not listed on the NASDAQ, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided,
                                                                      --------
however, that in the event that the Common Stock is not listed or quoted as set
-------
forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

     "Underlying Shares Registration Statement" means a registration statement
      ----------------------------------------
meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

     "Underlying Shares" means the number of shares of Common Stock into which
      -----------------
the Debentures are convertible and any shares of Common Stock issuable in payment of interest as provided under and in accordance with the terms hereof and the Purchase Agreement.

     Section 7.   Except as expressly provided herein, no provision of this
     ----------
Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or
                               ---- -----
hereafter issued under the terms set forth herein. The Company may only voluntarily prepay the outstanding principal amount on the Debentures in accordance with Section 5 hereof.

     Section 8.   This Debenture shall not entitle the Holder to any of the
     ----------
rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof. As long as there are Debentures outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holders, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holders;
(ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents (as defined in the Purchase Agreement); or (iii) enter into any agreement with respect to any of the foregoing.

     Section 9.   If this Debenture shall be mutilated, lost, stolen or
     ----------
destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

     Section 10.  This Debenture shall be governed by and construed in
     -----------
accordance with the laws of the State of Delaware, without giving effect to conflicts of laws thereof, and the parties hereby consent to the jurisdiction of the courts of such state in the city of Wilmington.

     Section 11.  Any waiver by the Company or the Holder of a breach of any
     -----------
provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

     Section 12.  If any provision of this Debenture is invalid, illegal or
     -----------
unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Section 13.  Whenever any payment or other obligation hereunder shall be
     -----------
due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

     Section 14.  Guarantees.  The obligation of the Company for payment of
     -----------  ----------
principal, interest and all other sums hereunder, in the event of a default and failure of the Company to perform hereunder, is guaranteed by Stephen M. Studdert, Thomas A. Murdock and Roger D. Dudley (each a "Guarantor"). The
                                                         ---------
obligations of Guarantors hereunder is joint and several and are secured by the pledge of certain shares of the Company's Common Stock owned beneficially by such Guarantors and held of record by Thomas A. Murdock, Trustee (the

"Collateral Shares") under the terms and conditions of a Stock Pledge Agreement,
------------------
by reference made a part of the terms of this Debenture. The security interest of the Holder as to the Collateral Shares is perfected by a delivery of such shares to Holder or an escrow agent, as mutually agreed by the Company and Holder pursuant to the terms of the Pledge Agreement.



           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer duly authorized for such purpose, as of the date first above indicated.

                              fonix corporation


                              By:________________________________
                                 Name:
                                 Title:

Attest:



By:________________________________________________
  Name:____________________________________________
  Title:___________________________________________

GUARANTORS


--------------------------------------------------------------------------------
Stephen M. Studdert, individually


--------------------------------------------------------------------------------
Thomas A. Murdock, individually


--------------------------------------------------------------------------------
Roger D. Dudley, individually

                                   EXHIBIT A

                              NOTICE OF CONVERSION


(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert Debenture No. C-  into shares of Common
                                                         -
Stock, par value $.0001 per share (the "Common Stock"), of fonix corporation
                                        ------------
(the "Company") according to the conditions hereof, as of the date written
      -------
below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
                        Date to Effect Conversion


                        Principal Amount of Debentures to be Converted

                        --------------------------------------------------------
                        Number of shares of Common Stock to be Issued


                        Applicable Conversion Price


                        Signature


                        Name


                        Address

                                FORM OF WARRANT

     (See separate document)

Form of Registration Rights Agreement (See separate document)

                         SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of December 21, 1998, by and among fonix corporation, a Delaware corporation (the "Company"), and JNC Strategic Fund Ltd., a Cayman Islands corporation ("Buyer").

     WHEREAS:

     The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"); and

     The Buyer wishes to purchase and the Company wishes to offer and sell, upon the terms and conditions stated in this Agreement, (i) an aggregate number of shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), equal to $2,000,000 divided by the Purchase Price (as defined below) (the "Common Shares"), (ii) the right with respect to each Common Share (the "Repricing Right") to require the Company, subject to the terms and conditions set forth herein, to issue and deliver to the Buyer additional shares of Common Stock (the "Repricing Common Shares") as described in Section 5 and (iii) a Common Stock purchase warrant in the form of Exhibit C attached hereto (the
                                             ---------
"Warrant"), entitling the holder thereof to acquire from the Company on the terms and subject to the conditions set forth therein 200,000 shares of Common Stock (the "Warrant Shares"). The Common Shares, the Warrant, the Warrant Shares, the Repricing Rights, the Repricing Common Shares and any shares of common stock issued as payment of Registration Delay Payments (as defined in the Registration Rights Agreement, as defined below) collectively are referred to in this Agreement as the "Securities"); and

     The Company intends to use the net proceeds from the sale of the Securities to retire certain debt and trade payables of the Company.

     NOW THEREFORE, the Company and the Buyer hereby agree as follows:

1.   PURCHASE AND SALE OF SECURITIES.
     -------------------------------

     (a)  The Closing. The issuance and sale of the Common Shares, Repricing
          -----------
Rights and Warrant pursuant to this Agreement shall occur on the date hereof or on such other date as may be mutually agreed to by the parties (the "Closing Date"). The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at the offices of Robinson Silverman Pearce Aronsohn & Berman, 1290 Avenue of the Americas, New York, New York 10104, or at such other location as may be agreed to by the parties.

     (b)  Deliveries at Closing.  At the Closing (1) the Company shall deliver
          ---------------------
to or as directed by the Buyer (i) a stock certificate, registered in the name of the Buyer (the "Stock Certificate"), representing the Common Shares (which shall equal $2,000,000 divided by $1.11 (the "Purchase Price")), (ii) the Warrant, (iii) one Repricing Right for each Common Share issued at the Closing to the Buyer (which shall be deemed incorporated and part of each Common Share issued), (iv) the legal opinion letter of Durham, Evans, Jones & Pinegar, P.C., outside counsel to the Company, dated as of the Closing Date, in form satisfactory to the Buyer, (v) the Irrevocable Transfer Agent Instructions, in the form of Exhibit A attached hereto, acknowledged in writing by the
               ---------
Company's transfer agent, and (vi) all other instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement, including without limitation, an executed Registration Rights Agreement, dated as of the Closing Date, between the Company and the Buyer in the form of Exhibit D attached hereto (the "Registration Rights Agreement"); and
            ---------
(2) the Buyer shall deliver or cause to be delivered to the Company (i) by wire transfer of immediately available funds in accordance with the Company's written wire instructions, $2,000,000, and (ii) all documents, instruments and writings required to have been delivered at or prior to the Closing by the Buyer pursuant to this Agreement, including, without limitation, an executed Registration Rights Agreement.

     (c)  Closing Bid Price.  For purposes of this Agreement, "Closing Bid
          -----------------
Price" means, for any security as of any particular date (a) the closing bid price of such security on such date on the Nasdaq Small Cap Market or on the Subsequent Market on which such security is then listed or quoted, or if there is no such price on such date, then the closing bid price on the Nasdaq Small Stock Market or on such Subsequent Market on the date nearest preceding such date, or (b) if such security is not then listed or quoted on the Nasdaq Small Cap Market or on a Subsequent Market, the closing bid price for such security in the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if such security is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant period, as determined in good faith by the holder of the securities making such determination, or (d) if such security is not then publicly traded the fair market value of a unit of such security as determined by an appraiser selected in good faith by the holders of a majority of the Common Shares.

     (d)  Trading Day.  For purposes of this Agreement, "Trading Day" shall mean
          -----------
(a) a day on which the Common Stock is listed for trading on the Nasdaq SmallCap Market or on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market, or any of their respective successors (each a "Subsequent Market") or (b) if the Common Stock is not listed on the Nasdaq SmallCap Market or a Subsequent Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the
                                --------  -------
Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then a Trading Day shall be a Business Day.

     (e)  Business Day.   For purposes of this Agreement, "Business Day" shall
          ------------
mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other government action to close.

2.   COMPANY REPRESENTATIONS AND WARRANTIES.  The Company hereby makes the
     --------------------------------------
following representations and warranties to the Buyer:

     (a)  Organization and Qualification.  The Company is a corporation, duly
          ------------------------------
incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than those set forth on Schedule 2(a)
         -------------

(collectively the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of the Securities or any of this Agreement, the Registration Rights Agreement or the Warrant (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), a "Material Adverse Effect").

      (b)  Authorization; Enforcement.  The Company has the requisite corporate
           --------------------------
power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been (subject, with respect to the reservation of the required number of Repricing Common Shares and Warrant Shares, to increasing the authorized capital of the Company in accordance with
Section 4(d)(i)) duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms thereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter documents.

     (c)  Capitalization.  The number of authorized, issued and outstanding
          --------------
capital stock of the Company is set forth in Schedule 2(c).  No shares of Common
                                             -------------
Stock are entitled to preemptive or similar rights, nor is any holder of Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2(c), there are no outstanding options,
                       -------------
warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire any Common Shares, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Common Shares, or securities or rights convertible or exchangeable into Common Shares. To the knowledge of the Company, except as specifically disclosed in the SEC Reports (as defined below) or Schedule 2(c), no Person or group of related Persons
                      -------------
beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     (d)   Issuance of the Securities.  The Common Shares, Repricing Rights and
           --------------------------
the Warrant are duly authorized, and, when issued and paid for in accordance with the terms hereof, shall have been validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). Subject to amending the Company's certificate of incorporation in accordance with Section 4(d)(i), the Company will, at all times while the Warrant and the Repricing Rights are outstanding, maintain an adequate reserve of duly authorized shares of Common Stock, to enable it to perform its exercise and other obligations under this Agreement and the Warrant. Subject to amending the Company's certificate of incorporation in accordance with Section 4(d)(i), the Warrant Shares and the Repricing Common Shares shall have been duly authorized and reserved for issuance and, when issued in accordance with the terms hereof, the Warrant shall have been validly issued, fully paid and nonassessable, free and clear of all Liens. With respect to the Repricing Rights, after satisfaction of the requirements of Section 4(d)(i), such number of reserved and available shares of Common Stock shall not be less than the number of Repricing Common Shares as would be issuable assuming the Closing Bid Price on the Exercise Date (as defined below) is 50% of the Closing Bid Price measured on the Closing Date and all Repricing Rights are exercised from and after the 211/th/ day after the Closing Date.

     (e)   No Conflicts.  The execution, delivery and performance of the
           ------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, indenture or instrument (evidencing a Company debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is listed or traded), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

     (f)   Consents and Approvals.  Neither the Company nor any Subsidiary is
           ----------------------
required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required to comply with its requirements under Sections 4(a) and 4(d), (ii) the filing of the registration statement with the Commission meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Common Shares, the Repricing Common Shares and the Warrant Shares by the Buyer, (iii) the application(s) to the Nasdaq SmallCap Market (and with any Subsequent Market) for the listing therewith of the Common Shares, the Repricing Common Shares and the Warrant Shares, (iv) applicable Blue Sky filings and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (the consents, waivers, authorizations, orders, notices and filings referred to in (i)-(v) of this Section are, collectively, the "Required Approvals").

     (g)   Litigation; Proceedings.  Except as specifically disclosed in the
           -----------------------
Disclosure Materials (as hereinafter defined) or in Schedule 2(g), there is no
                                                    -------------
action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any Transaction Document or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

     (h)   No Default or Violation.  Neither the Company nor any Subsidiary (i)
           -----------------------
is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not, individually or in the aggregate, have or result in a Material Adverse Effect or, except in the case of clause (i) above as has not been waived pursuant to an effective waiver.

     (i)   Private Offering.  Assuming the accuracy of the representations and
           ----------------
warranties of the Buyer set forth in Section 3(a)-(f), the offer, issuance and sale of the Securities to the Buyer as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has taken any action that could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act.

     (j)   SEC Reports; Financial Statements. The Company has filed all reports
           ---------------------------------
required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and, the rules and regulations promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Reports to the extent required. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since December 31, 1997, except as specified in the SEC Reports,
(a) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than
(x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock or debt convertible into shares of Common Stock.

     (k)   Investment Company.  The Company is not, and is not an Affiliate (as
           ------------------
defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (l)   Certain Fees.  Buyer shall have no obligation with respect to any
           ------------
fees or commissions or with respect to any claims made by or on behalf of any Person for any fees or commissions that may be due in connection with the transactions contemplated by this Agreement to any broker, adviser, consultant, finder, placement agent, banker or other Person . As between the Company and the Buyer (including, for such purposes, Affiliates and agents of the Buyer), the Company shall be solely responsible for all such fees and amounts and the Company shall indemnify and hold harmless the Buyer, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees or amounts, as such fees and expenses are incurred.

     (m)   Form S-3 Eligibility.  The Company is eligible to register securities
           --------------------
for resale with the Commission under Form S-3 promulgated under the Securities Act.

     (n)   Listing and Maintenance Requirements Compliance.  Other than as
           -----------------------------------------------
specifically disclosed in writing to the Buyer in connection with the issuance of the Securities, the Company has not, in the two years preceding the date hereof, received written notice from the Nasdaq Small Cap Market or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. The Company is currently in compliance with all such maintenance requirements and no fact or circumstances currently exist of which the Company has knowledge which could reasonably be expected to result in noncompliance with such maintenance requirements in the foreseeable future.

      (o)  Patents and Trademarks.  The Company has, or has rights to use, all
           ----------------------
patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "Intellectual Property Rights") which are necessary for use in connection with its business, or which the failure to do so have would have a Material Adverse Effect. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

     (p)   Regulatory Permits.  The Company and its Subsidiaries possess all
           ------------------
certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material

Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

     (q)  Disclosure.  The Company understands and confirms that the Buyer shall
          ----------
be relying on the foregoing representation in effecting transactions in securities of the Company. All information relating to or concerning the Company or its Subsidiaries set forth in the Transaction Documents and the Disclosure Materials is true and correct and does not fail to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.   BUYER REPRESENTATIONS AND WARRANTIES.  The Buyer hereby represents and
     ------------------------------------
warrants to the Company as follows:

      (a)  Organization; Authority.  The Buyer is duly organized, validly
           -----------------------
existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by the Buyer of the Securities hereunder has been duly authorized by all necessary action on the part of the Buyer. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Buyer and constitutes the valid and legally binding obligation of such Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     (b)   Investment Intent.  The Buyer is acquiring the Securities for its own
           -----------------
account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to such Buyer's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

     (c)   Buyer Status.  At the time the Buyer was offered the Securities, it
           ------------
was, and on the Closing Date it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     (d)   Experience of the Buyer.  The Buyer, either alone or together with
           -----------------------
its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

     (e)   Ability of Buyer to Bear Risk of Investment.  The Buyer is able to
           -------------------------------------------
bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

     (f)   Access to Information.  The Buyer acknowledges that it has been
           ---------------------
afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and
(iii) the opportunity to obtain such additional information which the

Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of the Buyer or its representatives or counsel shall modify, amend or affect such Buyer's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

     (g)   Reliance.  The Buyer understands and acknowledges that (i) the
          ---------
Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Buyer hereby consents to such reliance.

          The Company acknowledges and agrees that the Buyer makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.

4.   COVENANTS AND CERTAIN AGREEMENTS.
     --------------------------------

     (a)  Certain Securities Law Disclosures. The Company shall: (i) issue a
          ----------------------------------
press release acceptable to the Buyer disclosing the transactions contemplated hereby on the Closing Date, (ii) file with the Commission a report on Form 8-K or Form 10-Q disclosing the transactions contemplated hereby within ten (10) Business Days after the Closing Date, and (iii) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D and provide a copy thereof to the Buyer promptly after the filing thereof. The Company shall, no less than two (2) Business Days prior to the filing of any disclosure required by clause (ii) above, provide a copy thereof to the Buyer.

     (b)  Furnishing of Information.  So long as the Buyer owns Securities, the
          -------------------------
Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time prior to the date on which the Buyer may resell all of its Common Shares, Warrant Shares and Repricing Common Shares without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to each of the holder of such securities and the Company's transfer agent) the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Buyer and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of the Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Common Shares, Warrant Shares and Repricing Common Shares without registration under the Exchange Act under Rule 144 promulgated under the Securities Act. Upon the request of any such holder, the Company shall deliver thereto a written certification of a duly authorized officer as to whether it has complied with such requirements.

     (c)  Use of Proceeds.  The Company will use up to $600,000 of the net
          ---------------
proceeds from the sale of the Securities to retire certain Company debt and shall use the balance of such net proceeds solely to repay Company trade payables and meet certain other Company obligations.

     (d)  Shareholder Approval; Reservation of Shares.  (i)  Shareholder
          -------------------------------------------        -----------
Approval.  The Company shall call a special meeting of its shareholders and use
--------
its best efforts to obtain the approval of the shareholders of the Company necessary to, and shall, increase the authorized capital of the Company in an amount sufficient for the Company to satisfy all of its obligations hereunder and under the Warrant, but in all events at least 150,000,000 shares of Common Stock, no later than 60 days following the Closing Date.

          (ii)  Reservation of Shares.  After satisfaction of its obligations
                ---------------------
under 4(d)(i), the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock needed to provide for the issuance in full of (A) the Repricing Common Shares, assuming all such Repricing Rights are exercised from and after the 211/th/ day after the Closing Date and that the Market Price measured on the applicable Exercise Date is the lesser of (x) 50% of the Market Price measured on the Closing Date and (y) the actual Market Price measured on such Exercise Date, and (B) the Warrant Shares (without regard, in the case of
(A) and (B) above, to any limitations on the exercise of the Repricing Rights or the Warrants). At such time after the date that the Company complies with its obligation under Section 4(d)(i), the Company would be, if a notice of exercise with respect to the Warrant or any Repricing Shares (as the case may be) were to be delivered on such date, precluded from honoring the exercise in full of the Warrant or issuing the full number of Repricing Common Shares as would then be issuable if all Repricing Rights were exercised on such date, due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, the Board of Directors of the Company shall promptly (and in any case within 30 Business Days from such date) prepare and mail to the shareholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (1) all shares of Common Stock then outstanding, (2) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Repricing Rights and Warrant) and on account of all shares reserved under any stock option, stock purchase, warrant or similar plan, (3) 200% of the number of the number of shares of Common Stock as would then be issuable upon a exercise in full of the then outstanding Repricing Rights in accordance with the terms of this Agreement and (4) such number of Warrant Shares as would then be issuable upon the
exercise in full of the Warrant.   In connection therewith, the Board of
Directors shall (x) adopt proper resolutions authorizing such increase, (y) recommend to and otherwise use its best efforts to promptly and duly obtain shareholder approval to carry out such resolutions (and hold a special meeting of the shareholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (z) within five (5) Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase.

     (e)  Listing.  The Company shall list 2,001,802 shares of Common Stock in
          -------
respect of the Securities within 10 Business Days of the Closing Date and shall promptly secure the listing of all additional Registrable Securities not previously listed as such shares are issued on the Nasdaq SmallCap Market and each other Subsequent Market on which the Common Stock is then listed or traded and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for listing on The Nasdaq SmallCap Market and any other Subsequent Market on which the Common Stock is then listed or traded or in connection with a Major

Transaction (as defined below). The Company shall promptly provide to the Buyer copies of any notices it receives from The Nasdaq SmallCap Market or any other Subsequent Market on which the Common Stock is then listed or traded regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

     (f)  Transfer Restrictions; Legends.   (i) Legends.  The Securities may
          ------------------------------        -------
only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof. In connection with any transfer of any Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register without any legal opinion (i) any transfer by the Buyer to an Affiliate thereof or a fund under common management with the Buyer, or any transfers among any such Affiliates or such other funds provided the transferee (x) certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and (y) agrees in writing to be bound by the terms of the Registration Rights Agreement. Any such transferee shall have the rights of the Buyer under the Transaction Documents.

          (ii) The parties agree to the imprinting, so long as is required by this Section 4(f)(ii), of the following legend (or such substantially similar legend as is acceptable to the Buyer, the parties agreeing that any unacceptable legended Securities shall be replaced promptly by and at the Company's cost) on the Securities:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

     Common Shares, Repricing Common Shares and Warrant Shares shall not contain the legend set forth above or any other restrictive legend, and the Company shall, within three (3) Business Days issue a certificate without any legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for resale under the Securities Act, or (ii) such holder provides the Company with reasonable assurances that such Securities can be sold without restriction pursuant to Rule 144. With respect to any Common Shares, Repricing Common Shares or Warrant Shares issued at such time when a legend was required to be imprinted hereunder, the Company agrees that it will provide the holder thereof, within three (3) Business Days of the request therefor, with a certificate of certificates representing such securities, free from all restrictive legends at such time when such legend is not required to be imprinted under this Section 4(f)(ii). The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section 4(f)(ii).

     (g)  Stockholder Approval Under the Rules and Regulations of The Nasdaq
          ------------------------------------------------------------------
Stock Market.  If on any Exercise Date (A) the Common Stock is listed for
------------
trading on the Nasdaq SmallCap Market or Nasdaq National Market, (B) the Repricing Rate then in effect is such that the aggregate number of shares of Common Stock that would then be issuable upon exercise in full of all then outstanding Repricing Rights, together with any shares of Common Stock previously issued upon exercise of Repricing Rights, would equal or exceed 20% of the number of shares of Common Stock outstanding on the Original Issue Date (such number of shares as would not equal or exceed such 20% limit, the "Issuable Maximum"), and (C) the Company shall not have previously obtained the
-----------------
vote of shareholders (the "Shareholder Approval"), if any, as may be required by
                           --------------------
the applicable rules and regulations of the Nasdaq Stock Market, Inc. (or any successor entity) applicable to approve the issuance of shares of Common Stock in excess of the Issuable Maximum pursuant to the terms hereof, then the Company shall issue to the holder so requesting an exercise of Repricing Rights a number of shares of Common Stock equal to the Issuable Maximum and, with respect to the remainder of Repricing Rights then held by such holder for which an exercise into Repricing Common Shares in accordance with the Repricing Rate would result in an issuance of shares of Common Stock in excess of the Issuable Maximum (the "Excess Repricing Common Shares"), the exercising holder shall have the option
 ------------------------------
to require the Company to either (1) use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 75th day after such request, or (2)(i) issue and deliver to such holder a number of shares of Common Stock as equals (x) the number of Excess Repricing Common Shares divided by (y) the closing sales price of the Common Stock as reported by the Nasdaq SmallCap Market on the Original Issue Date, and (ii) cash in an amount equal to the product of (x) the Per Share Market Value on the Exercise Date and (y) the number of shares of Common Stock in excess of such holder's pro rata portion of the Issuable Maximum that would have otherwise been issuable to the holder in respect of such exercise but for the provisions of this Section (such amount of cash being hereinafter referred to as the "Discount Equivalent"), or (3) pay cash to the exercising holder in an
           -------------------
amount equal to the Repurchase Price (as defined in Section 7(a)) for the Excess Repricing Common Shares. If the Company fails to pay the Discount Equivalent or the Repurchase Price, as the case may be, in full pursuant to this Section within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 15% per annum to the converting Holder, accruing daily from the Exercise Date until such amount, plus all such interest thereon, is paid in full.

     (h)  Right of First Refusal; Subsequent Registrations.  (i) Right of First
          ------------------------------------------------       --------------
Refusal. The Company shall not, directly or indirectly, without the prior
-------
written consent of the Buyer, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity-equivalent securities in any transaction that is intended to be exempt from the registration requirements of the Securities Act (a "Subsequent Financing") for a period of 75 days after the Effectiveness Date (as defined under the Registration Rights Agreement), except (i) the granting of options or warrants to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, (ii) shares issued upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible preferred stock in each case disclosed in Schedule 2(c), (iii)
                                                      -------------
Warrant Shares and Repricing Common Shares, (iv) shares issued in connection with the capitalization or creation of a joint venture with a strategic partner (a Person whose business is primarily that of investing and selling of securities shall not be deemed a strategic partner), (v) shares issued to pay part or all of the purchase price for the acquisition by the Company of a Person (which, for purposes of this clause (v), shall not include an individual or group of individuals) and (vi) shares issued in a bona fide public offering by the Company of its (and not of any of its stockholders') securities, unless (A) the Company delivers to the Buyer a written notice (the "Subsequent Financing Notice") of its intention effect such Subsequent Financing, which Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing shall be affected, and attached to which shall be a term sheet or similar document relating thereto and (B) the Buyer shall not have notified the Company by 5:00 p.m. (Salt Lake City time) on the tenth (10th) Trading Day after its receipt of the Subsequent Financing Notice of its willingness to enter into or otherwise provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on substantially the terms set forth in the Subsequent Financing Notice. If the Buyer shall fail to notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Financing substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Financing Notice; provided, that the Company shall provide the Buyer with a second Subsequent
--------
Financing Notice, and the Buyer shall again have the right of first refusal set forth above in this Section 4(h)(i), if the Subsequent Financing subject to the initial Subsequent Financing Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty
(30) Trading Days after the date of the initial Subsequent Financing Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Financing Notice. The rights granted to the Buyer in this Section 4(h)(i) are subject to the prior right of first refusal granted to the purchasers of the Company's Series D and Series E preferred stock, to the extent, if any, that they exist on the date hereof, but not any modifications, extensions or assignments of such rights to such Persons, the parties hereto agreeing that such rights shall not be extended or modified except with the consent of the Buyer.

          (ii) Except Common Shares, Repricing Common Shares, and Warrant Shares, other "Registrable Securities" (as defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement and except as set forth on Schedule 6(c) to the Registration Rights Agreement (which securities may not be registered prior to the time the Registrable Securities are registered), the Company shall not, for a period of not less than 90 Trading Days after the date that the Underlying Securities Registration Statement is declared effective by the Commission, without the prior written consent of the Buyer, (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or (ii) register for resale any securities of the Company. Any days that the Buyer is not permitted to sell securities under the Underlying Securities Registration Statement shall be added to such 90 Trading Day period for the purposes of (i) and (ii) above.

     (i)  Notice of Breaches.  Each of the Company and the Buyer shall give
          ------------------
prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Document to be incorrect or breached as of and after the Closing Date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

      (j) Exercise Procedures.  The Exercise Notice (as defined below) sets
          -------------------
forth all procedures, required information and instructions that are required to be followed in order to permit the holders of Repricing Rights to exercise the Repricing Rights and the Notice of Exercise attached to the Warrant sets forth the totality of the procedures required by the holder thereof to exercise the Warrant.

      (k)  Exercise Obligations of the Company.  The Company shall honor
           -----------------------------------
exercises of Repricing Rights and the Warrant and shall deliver shares of Common Stock upon such exercises in accordance with the respective terms and conditions and time periods set forth herein and in the Warrant.

     (l)  Transfer of Intellectual Property Rights.  Except in connection with
          ----------------------------------------
the sale of all or substantially all of the assets of the Company, the Company shall not transfer, sell or otherwise dispose of, any Intellectual Property Rights, or allow the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and would otherwise expire).

     (m)  Integration.  The Company shall not and shall use its best efforts to
          -----------
ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the issue, offer or sale of the Securities to the Buyer.

     (n)  Acknowledgment of Dilution.  The Company acknowledges that the
          --------------------------
issuance of shares of Common Stock upon (i) exercise of Repricing Rights and
(ii) exercise of the Warrant will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue shares of Common Stock in accordance with the terms hereof with respect to Repricing Rights and in accordance with the Warrant with respect to the Warrant is unconditional and absolute regardless of the effect of any such dilution.

5.   REPRICING COMMON SHARES.
     -----------------------

     (a)  Certain Defined Terms.  For purposes of this Agreement, the following
          ---------------------
terms shall have the following meanings:

          (i) "Repricing Price" means, as of any date, (A) during the period beginning on and including the date which is 90 days after the Closing Date and ending on and including the date which is 120 days after the Closing Date, 125% of the Purchase Price, (B) during the period beginning on and including the date which is 121 days after the Closing Date and ending on and including the date which is 150 days after the Closing Date, 126% of the Purchase Price, (C) during the period beginning on and including the date which is 151 days after the Closing Date and ending on and including the date which is 180 days after the Closing Date, 127% of the Purchase Price, (D) during the period beginning on and including the date which is 181 days after the Closing Date and ending on and including the date which is 210 days after the Closing Date, 128% of the Purchase Price and (E) after the date which is 211 days after the Closing Date, 129% of the Purchase Price.

          (ii) "Market Price" means, as of any date of determination, the lowest Closing Bid Price during the 15 consecutive Trading Days immediately preceding such date of determination. All such determinations shall be appropriately adjusted for any stock dividend, stock split, combination, recapitalization, reclassification or other similar transaction during such period.

          (iii) "Repricing Rate" means the number of shares of Common Stock issuable upon exercise of each Repricing Right pursuant to Section 5(b) determined according to the following formula; provided that if the result of such formula is less than zero, then the result shall be deemed to be zero:

               (Repricing Price - Market Price)
               --------------------------------
                       Market Price

     (b)  Repricing Right.  At any time or times on or after the Closing Date
          ---------------
and prior to the date that is nine (9) months and one day after the date that the Commission declares effective an Underlying Securities Registration Statement (provided, however, that such period shall be extended for the number
           --------  -------
of Trading Days, if any, during such period in which (1) trading in the Common Stock is suspended from the Nasdaq SmallCap Market or a Subsequent Market on which the Common Stock is listed for trading prior to such suspension, or (2) the Underlying Securities Registration Statement is not declared effective prior to the Effectiveness Date, or (3) after the date declared effective by the Commission, the Underlying Securities Registration Statement is not effective as to all Registrable Securities (as defined in the Registration Rights Agreement), or (4) after the date declared effective by the Commission, the prospectus included in the Underlying Securities Registration Statement may not be used by the holder for the resale of all of its Registrable Securities a holder of Repricing Rights shall be entitled to exercise any whole number of Repricing Rights for fully paid and nonassessable shares of Common Stock in accordance with Section 5(c), at the Repricing Rate. The Company shall not issue any fraction of a share of Common Stock upon any exercise of Repricing Rights. All shares of Common Stock (including fractions thereof) issuable upon exercise of more than one Repricing Right by a holder thereof shall be aggregated for purposes of determining whether the exercise would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

     (c)  Mechanics of Exercise of Repricing Right.  A holder of Repricing
          ----------------------------------------
Rights shall exercise such rights in accordance with the following terms:

          (i)  Holder's Delivery Requirements.  To exercise Repricing Rights for
               ------------------------------
full shares of Common Stock on any date during the period set forth in Section
(b) (the "Exercise Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m. Salt Lake City time, on such date, a copy of a fully executed notice of exercise in the form attached hereto as Exhibit B (the "Exercise Notice") to the Company, and (B)
                   ---------
surrender to a common carrier, for delivery to the Company as soon as practicable following such date, the originally executed Exercise Notice.

          (ii)  Company's Response.  Upon receipt by the Company of the Exercise
                ------------------
Notice, the Company or the transfer agent for the Common Stock (the "Transfer Agent") (as applicable) shall, within two (2) Trading Days following the date that such Exercise Notice is deemed delivered hereunder, (I) issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, or (II) credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company.

          (iii)  Dispute Resolution.  In the case of a dispute as to the
                 ------------------
determination of the Market Price or the Repricing Price or the arithmetic calculation of the Repricing Rate, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one Trading Day of receipt of such holder's Exercise Notice.
If such holder and the Company are unable to agree upon the determination of the Market Price or the Repricing Price or arithmetic calculation of the Repricing Rate within one Business Day after such disputed determination or arithmetic calculation is submitted to the holder, then the Company shall within one Trading Day submit via facsimile (A) the disputed determination of the Market Price or Repricing Price to an independent, reputable investment bank, or (B) the disputed arithmetic calculation of the Repricing Rate to its independent, outside accountant. The

Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than two Trading Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

          (iv)  Record Holder.  The Person entitled to receive the shares of
                -------------
Common Stock issuable upon an exercise of Repricing Rights shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Exercise Date.

          (v)  Company's Failure to Timely Deliver Repricing Common Shares.  If
               -----------------------------------------------------------
within three (3) Trading Days after the Company's receipt of the Exercise Notice the Company shall fail to issue or cause to be issued a certificate (which shall be free of all restrictive legends other than those required by Section 4(f)(ii)) for the number of shares of Common Stock to which a holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of shares of Common Stock to which the holder is entitled upon such holder's exercise of the Repricing Rights, then the holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind the exercise to which the Exercise Notice related, in which event the Company shall immediately return the canceled Exercise Notice. In addition, if the Company fails to deliver to the holder such certificate or certificates by such third (3/rd/) Trading Day after the Company's receipt of the Exercise Notice, then (x) the Company shall pay to such holder, in cash, as liquidated damages and not as a penalty, $2,500 for each day after such third (3/rd/) Trading Day until such certificates are delivered and (y) if after such third (3/rd/) Trading Day the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such holder of the shares of Common Stock which the holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall pay in cash to the holder (in addition to any remedies available to or elected by the holder) the amount by which (A) the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate Closing Bid Price for which such exercise was not timely honored. For example, if the holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Repricing Rights having an aggregate of $10,000 Closing Bid Price on the Exercise Date, the Company shall be required to pay the holder $1,000. Nothing herein shall limit a holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common Stock upon exercise within the period specified herein and such holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law. The holder shall provide the Company written notice indicating the amounts payable to the holder in respect of the Buy-In.

     (d)  Exercise Restrictions.  The right of a holder of Repricing Rights to
          ---------------------
exercise such Repricing Rights shall be limited as set forth below.

          (i) Notwithstanding anything to the contrary in this Agreement, in no event shall any holder of Repricing Rights be entitled to exercise Repricing Rights to the extent that the receipt of Repricing Common Shares resulting therefrom would result in the holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares of Common Stock then held by such holder and shares issuable upon exercise of the Repricing Rights (and other derivative securities) held by such holder after application of this Section. The holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies and to the extent that the holder determines that the limitation contained in this Section applies, the determination of which Repricing Rights are exercisable shall be in the sole discretion of the holder. The provisions of this Section may be waived by a holder (but only as to itself and not to any other holder) upon not less than 75 days prior notice to the Company. Other holders shall be unaffected by any such waiver.


          (ii) Notwithstanding anything to the contrary in this Agreement, in no event shall any holder of Repricing Rights be entitled to exercise Repricing Rights to the extent that the receipt of Repricing Common Shares resulting therefrom would result in the holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares of Common Stock then held by such holder and shares issuable upon exercise of the Repricing Rights (and other derivative securities) held by such holder after application of this Section. The holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies and to the extent that the holder determines that the limitation contained in this Section applies, the determination of which Repricing Rights are exercisable shall be in the sole discretion of the holder. The provisions of this Section may be waived by a holder (but only as to itself and not to any other holder) upon not less than 75 days prior notice to the Company. Other holders shall be unaffected by any such waiver.

     (e)  Taxes.  The Company shall pay any and all transfer taxes which may be
          -----
imposed with respect to the issuance and delivery of Repricing Common Shares.

6.   TRANSFER AGENT INSTRUCTIONS.
     ---------------------------

     The Company shall issue irrevocable instructions to its Transfer Agent, and any subsequent Transfer Agent, to issue certificates, registered in the name of each Buyer or its respective nominee(s), for the Repricing Common Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon exercise of the Warrants or the Repricing Right, as the case
may be (the "Irrevocable Transfer Agent Instructions").   The Irrevocable
Transfer Agent Instructions shall be in the form of Exhibit A attached hereto.
                                                    ---------

7.   REPURCHASE AT OPTION OF HOLDERS.
     -------------------------------

     (a)  Repurchase Option Upon Major Transaction or Triggering Event.  In
          ------------------------------------------------------------
addition to all other rights of the holders of the Securities contained herein, simultaneous with or after the occurrence of a Major Transaction (as defined below) or a Triggering Event (as defined below), each holder of Common Shares or Repricing Rights shall have the right, at such holder's option, to require the Company to repurchase all or a portion of such holder's Common Shares or Repricing Rights at a price equal to (i) for each Common Share with an associated Repricing Right, the greater of (A) 125% of the Purchase Price and
(B) the sum of (I) the Purchase Price and (II) the product of (x) the Repricing Rate of the Repricing Right on the date of such holder's delivery of a notice of repurchase and (y) the last reported sale price of the Common Stock (as reported by Bloomberg Information Services, Inc. (or any successor thereto to its function of reporting prices "Bloomberg") on the date of such holder's delivery of a notice of repurchase, (ii) for each Repricing Right without the associated Common Share, the product of (x) the Repricing Rate of the Repricing Right on the date such holder's delivery of a notice of repurchase and (y) the last reported sale price of the Common Stock (as reported by Bloomberg) on the date of such holder's delivery of a notice of repurchase and (iii) for each Common Share without an associated Repricing Right, 125% of the Purchase Price (the "Repurchase Price").

     (b)  "Major Transaction".  A "Major Transaction" shall be deemed to have
          -------------------
occurred at such time as any of the following events:

          (i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such surviving entity or entities, or
(B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);

          (ii) the sale or transfer of all or substantially all of the Company's assets; or

          (iii) a purchase, tender or exchange offer made to and accepted by the holders of more than 40% of the outstanding shares of Common Stock.

     (c)  "Triggering Event".  A "Triggering Event" shall be deemed to have
          ------------------
occurred at such time as any of the following events:

          (i) the failure of the Registration Statement to be declared effective by the Commission on or prior to the 180/th/ day after the Closing Date;

          (ii) during the Effectiveness Period, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the Securities for sale of the Registrable Securities, and such lapse or unavailability continues for a period of ten Trading Days in aggregate;

          (iii) suspension from listing or delisting of the Common Stock from The Nasdaq SmallCap Market or on any Subsequent Market for a period of three (3) Trading Days, unless such delisting is due to the Company having the Common Stock relisted on a Subsequent Market within such three (3) Trading Day period;

          (iv) the Company's notice to any holder of Repricing Rights, including by way of public announcement, at any time, of its intention not to comply or inability to comply with proper requests for exercise of any Repricing Rights into shares of Common Stock;

          (v) the Company's failure to deliver Repricing Common Shares within twelve (12) days of an Exercise Date or to pay the full amount due in respect of a Buy-In within twelve (12) days after notice of such Buy-In is delivered to the Company;

          (vi) the Company is not required to issue any Repricing Common Shares due to the provisions of Section 4(g) or the Company is otherwise unable to issue Repricing Common Shares upon delivery of an Exercise Notice for any reason;

          (vii)  if (x) the Company does not comply with its obligations under
Section 4(d)(i) within 60 days following the Closing Date or (y) if the Company is required to obtain Stockholder

Approval of the issuance of the Securities pursuant to Section 4(g) and the holders of the Securities shall not have otherwise declared another applicable Triggering Event under this Section with respect to such occurrence, the Company fails to obtain such Shareholder Approval within the time required by Section 4(g);

          (viii) the Company breaches any representation, warranty, covenant or other material term or condition of any Transaction Document or the Irrevocable Transfer Agent Instructions or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, and such breach, if curable, continues for a period of at least thirty (30) days after written notice thereof to the Company; or

          (ix) the commencement by or against the Company or a Subsidiary of voluntary or involuntary (which involuntary proceeding is not dismissed within 30 days of the filing thereof) case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar proceeding.

     (d)  Mechanics of Repurchase at Option of Buyer Upon Major Transaction.  No
          -----------------------------------------------------------------
sooner than 15 days nor later than 10 days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier (a "Notice of Major Transaction") to each holder of Common Shares, the Repricing Common Shares and the Repricing Rights. At any time after receipt of a Notice of Major Transaction (or, in the event a Notice of Major Transaction is not delivered at least 10 days prior to a Major Transaction, at any time on or after the date which is 10 days prior to a Major Transaction), any holder of the Securities then outstanding may require the Company to repurchase all or a portion of the holder's Common Shares, Repricing Common Shares or Repricing Rights then outstanding by delivering written notice thereof via facsimile and overnight courier (a "Notice of Repurchase at Option of Buyer Upon Major Transaction") to the Company, which Notice of Repurchase at Option of Buyer Upon Major Transaction shall indicate (i) the number of such securities that such holder is submitting for repurchase, and (ii) the applicable Repurchase Price, as calculated pursuant to Section 7(a).

     (e)  Mechanics of Repurchase at Option of Buyer Upon Triggering Event.
          ----------------------------------------------------------------
Within one (1) day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier (a "Notice of Triggering Event") to each holder of Common Shares, Repricing Common Shares or Repricing Rights. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event any holder of such securities then outstanding may require the Company to repurchase all or a portion of the holder's Common Shares, Repricing Common Shares or Repricing Rights then outstanding by delivering written notice thereof via facsimile and overnight courier (a "Notice of Repurchase at Option of Buyer Upon Triggering Event") to the Company, which Notice of Repurchase at Option of Buyer Upon Triggering Event shall indicate (i) the number of such securities that such holder is submitting for repurchase, and (ii) the applicable Repurchase Price, as calculated pursuant to Section 7(a).

     (f)  Payment of Repurchase Price.  Upon the Company's receipt of a
          ---------------------------
Notice(s) of Repurchase at Option of Buyer Upon Triggering Event or a Notice(s) of Repurchase at Option of Buyer Upon Major Transaction from any holder of Common Shares, Repricing Common Shares or Repricing Rights, the Company shall immediately notify each holder of Common Shares, Repricing Common Shares or Repricing Rights by facsimile of the Company's receipt of such Notice(s) of Repurchase at Option of Buyer Upon Triggering Event or Notice(s) of Repurchase at Option of Buyer Upon Major Transaction and each holder which has sent such a notice shall promptly submit to the Company such holder's Stock

Certificates which such holder has elected to have repurchased. The Company shall deliver the applicable Repurchase Price, in the case of a repurchase pursuant to Section 7(e), to such holder within five (5) Business Days after the Company's receipt of a Notice of Repurchase at Option of Buyer Upon Triggering Event and, in the case of a repurchase pursuant to Section 7(d), the Company shall deliver the applicable Repurchase Price immediately prior to the consummation of the Major Transaction. If the Company shall fail to repurchase all of the Common Shares or the Repricing Rights submitted for repurchase, in addition to any remedy such holder of such securities may have under this Agreement, the Warrant and the Registration Rights Agreement, the applicable Repurchase Price payable in respect of such unrepurchased Common Shares or Repricing Rights, as the case may be, shall bear interest at the lesser of (i) rate of 2.0% per month or (ii) the highest lawful rate (prorated for partial months) until paid in full. Until the Company pays such unpaid applicable Repurchase Price in full to a holder of Common Shares or Repricing Rights submitted for repurchase, such holder shall have the option (the "Void Optional Repurchase Option") to, in lieu of repurchase, require the Company to promptly return to such holder(s) all of such securities that were submitted for repurchase by such holder(s) under this Section 7 and for which the applicable Repurchase Price has not been paid, by sending written notice thereof to the Company via facsimile (the "Void Optional Repurchase Notice"). Upon the Company's receipt of such Void Optional Repurchase Notice(s) prior to payment of the full applicable Repurchase Price to such holder, (i) the Notice(s) of Repurchase at Option of Buyer Upon Triggering Event or the Notice(s) of Repurchase at Option of Buyer Upon Major Transaction, as the case may be, shall be null and void with respect to those securities submitted for repurchase and for which the applicable Repurchase Price has not been paid and (ii) the Company shall immediately return any Common Shares submitted to the Company by each holder for repurchase under this Section 7 and for which the applicable Repurchase Price has not been paid.

8.   INDEMNIFICATION.  In consideration of the Buyer's execution and delivery of
     ---------------
this Agreement and acquisition of the Securities and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and its stockholders, officers, directors, employees and investors and any of the forgoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), as incurred by any Indemnitee as a result of, or arising out of, or relating to (a)any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of the Transaction Documents, or
(b) the status of the Buyer as an investor in the Company (however, the Buyer shall not be entitled to indemnity under this clause (b) as a result of solely of investment losses it may suffer in its investment in the Securities not attributable to an Indemnified Liability). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

9.   MISCELLANEOUS.
     -------------

     (a)   Fees and Expenses.  The Company shall pay the Buyer at the Closing
           -----------------
(i) $20,000 for its legal fees and disbursements in connection with the preparation and negotiation of the Transaction Documents. Other than the amounts contemplated by the immediately preceding sentence, and except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Common Shares pursuant hereto. The Buyer shall be responsible for its own respective tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

     (b)   Entire Agreement; Amendments, Exhibits and Schedules.  This
           ----------------------------------------------------
Agreement, together with the Exhibits and Schedules hereto, the Warrant, and the Registration Rights Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. The Exhibits and Schedules to this Agreement are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

     (c)   Notices.  Any and all notices or other communications or deliveries
           -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Salt Lake City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 5:00 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:     fonix corporation
                            60 East South Temple Street
                            Suite 1225
                            Salt Lake City, Utah  84111
                            Facsimile No.:  (801) 328-8778
                            Attn: Roger D. Dudley, Executive Vice President

     With copies to:        Durham, Evans, Jones & Pinegar, P.C.
                            Suite 850 Key Bank Tower
                            50 South Main Street
                            Salt Lake City, Utah  84144
                            Facsimile No.: (801) 538-2425
                            Attn: Jeffrey M. Jones, Esq.

     If to the Buyer:       JNC Strategic Fund Ltd.
                            c/o Olympia Capital (Bermuda) Ltd.
                            Williams House
                            20 Reid Street
                            Hamilton HM11 Bermuda
                            Facsimile No.:  (441) 295-2305
                            Attn: Director

     With copies to:        Encore Capital Management, L.L.C.
                            1207 Sunrise Valley Drive
                            Suite 460
                            Reston, VA  20191
                            Facsimile No.:  (703) 476-7711
                            Attn: Managing Member

                                    -and-

                            Robinson Silverman Pearce Aronsohn &
                               Berman LLP
                            1290 Avenue of the Americas
                            New York, NY  10104
                            Facsimile No.:  (212) 541-4630
                            Attn:  Eric L. Cohen, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     (d)   Amendments; Waivers.  No provision of this Agreement may be waived or
           -------------------
amended except in a written instrument signed, in the case of an amendment, by both the Company and the Buyer, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     (e)   Headings.  The headings herein are for convenience only, do not
           --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (f)   Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of the parties and their successors and permitted assigns, including any Persons to whom the Buyer transfers Securities. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

     (g)   No Third-Party Beneficiaries.  This Agreement is intended for the
           ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (h)   Governing Law.  This Agreement shall be governed by and construed and
           -------------
enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

     (i)   Survival.  The representations, warranties, agreements and covenants
           --------
contained in this Agreement shall survive the Closing, the issuance of the Repricing Common Shares and the exercise of the Warrant.

     (j)   Execution.  This Agreement may be executed in two or more
           ---------
counterparts, all of which when taken together shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

      (k)  Publicity.  The Company and the Buyer shall consult with each other
           ---------
in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Buyer without its prior written consent, except to the extent required by law, in which case the Company shall provide the Buyer with prior written notice of such public disclosure.

      (l)  Severability.  In case any one or more of the provisions of this
           ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      (m)  Remedies.  Each of the parties to this Agreement acknowledges and
           --------
agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in any action instituted in any court of the United States of America or any state thereof having jurisdiction over the parties to this Agreement and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

      (n)  Edgar.  The Buyer agrees to use its reasonable efforts to provide to
           -----
the Company upon request therefor electronic copies of this Agreement and all exhibits hereto, including any subsequent amendments or modifications thereof to the extent such documents are under the control of the Buyer.


                                *  *  *  *  *  *

    IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.




                              fonix corporation



                              By:_______________________________________________
                                  Name:
                                  Its:


                              JNC STRATEGIC FUND LTD.

                              By: Encore Capital Management, L.L.C.
                                  Its Investment Adviser


                                        By:_____________________________________
                                            Neil T. Chau
                                            Managing Member

                                   EXHIBIT B

                               fonix corporation
                        REPRICING RIGHT EXERCISE NOTICE

Reference is made to the Securities Purchase Agreement, dated as of December 21, 1998, between fonix corporation (the "Company") and JNC Strategic Fund Ltd. (the "Securities Purchase Agreement"). In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to exercise the number of Repricing Rights (as defined in the Securities Purchase Agreement) of the Company, indicated below for shares of Common Stock, par value $.0001 per share (the "Common Stock"), of the Company, by tendering this Repricing Right Exercise Notice. Capitalized terms used and not otherwise defined in this Notice that are defined in the Securities Purchase Agreement shall have the respective meanings set forth in the Securities Purchase Agreement.

Date of Exercise:                                     __________________________

Number of Repricing Rights to be exercised:           __________________________

Please confirm the following information:

  Repricing Price:                                    __________________________

  Market Price:                                       __________________________

  Number of shares of Common Stock
   to be issued:                                      __________________________

Please issue the Common Stock for which the Repricing Rights are being exercised in the following name and to the following address:

  Issue to:                                           __________________________

                                                      __________________________

                                                      __________________________

  Facsimile Number:                                   __________________________

  Authorization:___________________________
                 By: Name and Title
                  Dated:

  Account Number (if electronic book entry transfer): __________________________

  Transaction Code Number
   (if electronic book entry transfer):               __________________________

                                    FORM OF
                                    -------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Registration Rights Agreement (this "Agreement") is made and entered
                                               ---------
into as of January 29, 1999, by and among fonix corporation, a Delaware corporation (the "Company"), and those persons identified on the signature page
                  -------
hereof as purchasers of certain of the Company's Series C 5% Convertible Debentures (as defined below), each such purchaser referred to herein as a

"Buyer" and collectively as the "Buyers."
------                           ------

     This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Buyers (the "Purchase
                                                             --------
Agreement").

     The Company and the Buyers hereby agree as follows:

     1.   Definitions.  Capitalized terms used and not otherwise defined herein
          -----------
shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Advice" shall have meaning set forth in Section 3(o).
      ------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" means any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in the state of Delaware generally are authorized or required by law or other government actions to close.

     "Closing Date" shall have the meaning set forth in the Purchase Agreement.
      ------------

     "Commission" means the United States Securities and Exchange Commission.
      ----------

     "Common Stock" means the Company's Common Stock, par value $.0001 per
      ------------
share.

     "Debentures" means the Series C 5% Convertible Debentures due January 29,
      ----------
2002, in an aggregate principal amount of $4,000,000, purchased by the Buyers pursuant to the Purchase Agreement.

     "Effectiveness Date" means the 90/th/ day following the Closing Date.
      ------------------

     "Effectiveness Period" shall have the meaning set forth in Section 2(a).
      --------------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Filing Date" means 30/th/ day following the Closing Date.
      -----------

     "Holder" or "Holders" means the holder or holders, as the case may be, from
      ------      -------
time to time of Registrable Securities.

     "Indemnified Party" shall have the meaning set forth in Section 5(c).
      -----------------

     "Indemnifying Party" shall have the meaning set forth in Section 5(c).
      ------------------

     "Losses" shall have the meaning set forth in Section 5(a).
      ------

     "Person" means an individual or a corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Proceeding" means an action, claim, suit, investigation or proceeding
      ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Prospectus" means the prospectus included in the Registration Statement
      ----------
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "Registrable Securities" means the shares of Common Stock issuable upon (i)
      ----------------------
conversion in full of the Debentures, (ii) exercise in full of the Warrant, and
(iii) payment of interest in respect of the Debentures, assuming all interest is paid in shares of Common Stock and that all Debentures remain outstanding for three years; provided, however that in order to account for the fact that the
             --------  -------
number of shares of Common Stock that are issuable upon conversion of Debentures (and as payment of interest thereon) is determined in part upon the market price of the Common Stock at the time of conversion, Registrable Securities issuable upon the conversion of Debentures (and as payment of interest thereon) shall include (but not be limited to) a number of shares of Common Stock equal to no less than 200% of the number of shares of Common Stock into which the Debentures are convertible (including shares of Common Stock issuable as interest), assuming such conversion occurred on the Closing Date, the Filing Date or the date the Company files an acceleration request with the Commission relating to a Registration Statement, whichever such date yields the lowest Conversion Price (as defined in the Purchase Agreement).

     "Registration Statement" means the registration statement contemplated by
      ----------------------
Section 2(a) (and any additional Registration Statements contemplated in the definition of Registrable Securities), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Rule 144" means Rule 144 promulgated by the Commission pursuant to the
      --------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Rule 158" means Rule 158 promulgated by the Commission pursuant to the
      --------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Rule 415" means Rule 415 promulgated by the Commission pursuant to the
      ---------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Special Counsel" means any special counsel to the Holders, for which the
      ---------------
Holders will be reimbursed by the Company pursuant to Section 4.

     "Underwritten Registration or Underwritten Offering" means a registration
      --------------------------------------------------
in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

     "Warrants" means the Common Stock purchase warrants issued and sold to the
      --------
Buyers pursuant to the Purchase Agreement on the date hereof, entitling the Buyers to acquire up to an aggregate of 400,000 shares of Common Stock upon the exercise thereof.

     "Warrant Shares" means the shares of Common Stock issuable upon exercise in
      --------------
full of the Warrant.

     2.   Shelf Registration
          ------------------

          (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a Shelf Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule
415. The Registration Statement shall be on Form S-3 (if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith as the Holders of a majority in interest of the Registrable Securities may consent). The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the

Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is three years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent (the "Effectiveness Period"),
                                                 --------------------
provided, however, that the Company shall not be deemed to have used its best
--------  -------
efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

          (b) If the Holders of a majority of the Registrable Securities so elect, an offering of Registrable Securities pursuant to the Registration Statement may be effected in the form of an Underwritten Offering. In such event, and, if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering.

          (c) If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker in interest that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering upon consultation with the Company. No Holder may participate in any Underwritten Offering hereunder unless such Holder
(i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

     3.   Registration Procedures.  In connection with the Company's
          ------------------------
registration obligations hereunder, the Company shall:

          (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith, or, in connection with an Underwritten Offering hereunder, such other form available to the Company and acceptable to the Holders) which shall contain the "Plan of Distribution" attached hereto as Annex A (except if otherwise directed by the
                                 -------
Holders), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5)
                              --------  -------
Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters, shall reasonably object on a timely basis.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) File additional Registration Statements if the number of Registrable Securities at such time exceeds the number of shares of Common Stock then registered in a Registration Statement. The Company shall have 30 days to file such additional number of Registration Statements after notice of the requirement thereof which the Holders may give at such time when the Registrable Securities exceeds 85% of the number of shares of Common Stock then registered in a Registration Statement hereunder. In such event, the Registration Statement required to be filed by the Company shall include no less than a number of shares of Common Stock equal to no less than 200% of the number of shares of Common Stock into which all then outstanding Debentures are convertible (assuming such conversion occurred on the Filing Date or the date of the filing of the final acceleration request therefor, whichever date yields a lower Conversion Price) and any other Registrable Securities not then registered in a Registration Statement.

          (d) Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Holders with copies of all intended written responses to the comments contemplated in clause
(C) of this Section 3(d) not later than two (2) Business Days in advance of the filing of such responses with the Commission so that the Holders shall have the opportunity to comment thereon.

          (e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (f) If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) (subject to a permitted Blackout Period) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such managing underwriters and such Holders reasonably agree should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action
--------  -------
pursuant to this Section 3(f) that would, in the opinion of counsel for the Company, violate applicable law or be materially detrimental to the business prospects of the Company.

          (g) Furnish to each Holder, their Special Counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (h) Promptly deliver to each Holder, their Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (i) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify
           --------  -------
generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (j) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least three (3) Business Days prior to any sale of Registrable Securities.

          (k) Upon the occurrence of any event contemplated by Section 3(d)(vi), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq SmallCap Market and any other Subsequent Market (or qualified for trading on the OTC Bulletin Board, if applicable), if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

          (m) In the case of an Underwritten Offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) obtain and deliver copies thereof to each Holder and the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each Holder and each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, use its best reasonable efforts to obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to the Company in form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such Underwritten Offering); and (v) deliver such documents and certificates as may be reason ably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(m)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

          (n) Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided,
                                                                      --------
however, that any information that is determined in good faith by the Company in
-------
writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iii) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

          (o) Comply with all applicable rules and regulations of the Commission.

          (p) The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities and the beneficial ownership of Common Stock held by such Holder as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration, without any penalty otherwise provided by this Agreement, the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the inclusion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the ownership by such Holder of such securities is not to be construed as a rec ommendation by such Holder of the investment quality of the Company's securities covered thereby and that such ownership does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(h) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(d) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

              Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(ii), 3(d)(iii), 3(d)(iv), 3(d)(v) or 3(d)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(k), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

     4.   Registration Expenses
          ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in
Section 4(b), shall be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with Nasdaq and any Subsequent Market on which the Common Stock is then listed for trading, and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of its counsel or, if its counsel fails to timely make such determinations, counsel for the Holders (which will not be subject to the restrictions set forth below) in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders (which, in the case of the Special Counsel, will not exceed $7,500), (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limi tation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

          (b) If the Holders require an Underwritten Offering pursuant to the terms hereof, the Company shall be responsible for all costs, fees and expenses in connection therewith, except for the fees and disbursements of the Underwriters (including any underwriting commissions and discounts) and their legal counsel and accountants, which shall be borne by the Holders. By way of illustration which is not intended to diminish from the provisions of Section 4(a), the Holders shall not be responsible for, and the Company shall be required to pay the fees or disbursements incurred by the Company (including by its legal counsel and accountants) in connection with, the preparation and filing of a Registration Statement and related Prospectus for such offering, the maintenance of such Registration Statement in accordance with the terms hereof, the listing of the Registrable Securities in accordance with the requirements hereof, and printing expenses incurred to comply with the requirements hereof.

     5.   Indemnification
          ---------------

          (a) Indemnification by the Company.  The Company shall,
              ------------------------------
notwithstanding any termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue
                ------
or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Holders.  Each Holder shall, severally and not
              --------------------------
jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement, such Prospectus or such form of prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus of such form of Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus, or in any amendment or supplement thereto. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The breach, default or other action by or claim against one Holder will not be deemed a breach, default or action of or claim against any other Holder or in any way adversely affect the rights of each of the other Holders.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be
              --------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person
------------------
from whom indemnity is sought (the "Indemnifying Party") in writing, and the
                                    ------------------
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require
                           --------
such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution.  If a claim for indemnification under Section 5(a)
              ------------
or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata
                                                              --- ----
allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6.   Other Company Registration Obligations; Piggy-Back Registration.
          ---------------------------------------------------------------

          (a) No Inconsistent Agreements.  Except as and to the extent
              --------------------------
specifically set forth in Schedule 6(a) attached hereto, neither the Company nor
                          -------------
any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specifically set forth in
Schedule 6(a) attached hereto, neither the Company nor any of its subsidiaries
-------------
has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

          (b) No Piggyback on Registrations.  Except as and to the extent
              -----------------------------
specifically set forth in Schedule 6(a) attached hereto, neither the Company nor
                          -------------
any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not enter into any agreement providing any such right to any of its security holders.

          (c) Piggy-Back Registrations.  If at any time during the Effectiveness
              ------------------------
Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within twenty (20) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Holder requests to be registered. No right to registration of Registrable Securities under this Section shall be construed to limit any registration otherwise required hereunder.

     7.   Miscellaneous
          -------------

          (a) Remedies.  In the event of a breach by the Company or by a Holder,
              --------
of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of all of the then outstanding Registrable Securities; provided,
                                                                       --------
however, that, for the purposes of this sentence, Registrable Securities that
-------
are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be
         --------  -------
amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (c) Notices.  Any and all notices or other communications or
              -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Salt Lake City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 5:00 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:  fonix corporation
                         60 East South Temple Street
                         Suite 1225
                         Salt Lake City, Utah  84111
                         Facsimile No.:  (801) 328-8778
                         Attn: Roger D. Dudley,
                               Executive Vice President

     With copies to:     Durham Jones & Pinegar, P.C.
                         Suite 850 Key Bank Tower
                         50 South Main Street
                         Salt Lake City, Utah  84144
                         Facsimile No.: (801) 538-2425
                         Attn: Jeffrey M. Jones, Esq.

     If to the Buyers, at their several addresses indicated on the signature page to this Agreement.

     If to any other Person who is then the registered Holder, to the address of such Holder as it appears in the stock transfer books of the Company, or, in each instance, to any party at such other address as may be designated in writing hereafter, in the same manner, by such Person.

          (d) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. The Buyers may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (e) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.
In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (f) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law. The parties hereby consent to the jurisdiction of the courts of such state and agree that any litigation commenced or arising under this Agreement may be brought in the courts in Wilmington, Delaware.

          (g) Cumulative Remedies.  The remedies provided herein are cumulative
              -------------------
and not exclusive of any remedies provided by law.

          (h) Severability. If any term, provision, covenant or restriction of
              ------------
this Agree ment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restric tion. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (i) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (j) Shares Held by The Company and its Affiliates.  Whenever the
              ---------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Buyers or transferees or successors or assigns thereof if such Persons are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.


[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.  THE SIGNATURES OF THE
                     PARTIES APPEAR ON THE FOLLOWING PAGE.]

NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                               fonix corporation

                                    WARRANT
                                    -------

                                                         Dated December 21, 1998


     fonix corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, JNC Strategic Fund, Ltd., a Cayman Islands corporation, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of TWO HUNDRED THOUSAND (200,000) shares of Common Stock, $.0001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $1.665 per share (as adjusted from time to time as provided in Section 8, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including December 21, 2001 (the "Expiration Date"), and subject to the following terms and conditions:

          1.   Registration of Warrant.  The Company shall register this
               -----------------------
Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

          2.   Registration of Transfers and Exchanges.
               ---------------------------------------

               (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

               (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

          3.   Duration and Exercise of Warrants.
               ---------------------------------

               (a) This Warrant shall be exercisable by the registered Holder on any business day before 5:30 P.M., Salt Lake City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:30 P.M., Salt Lake City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. This Warrant may not be redeemed by the Company.

               (b) Subject to Sections 2(b), 6 and 11, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 11 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends other than as required by the Purchase Agreement of even date herewith between the Holder and the Company.
Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

               A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

              (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

          4.   Piggyback Registration Rights.  During the term of this Warrant,
               -----------------------------
the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act of 1933, as amended, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder, unless the Company provides the Holder with not less than 20 days written notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the expiration of this Warrant. The Company will pay all registration expenses in connection therewith.

          5.   Payment of Taxes.  The Company will pay all documentary stamp
               ----------------
taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

          6.   Replacement of Warrant.  If this Warrant is mutilated, lost,
               ----------------------
stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if reasonably satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

          7.   Reservation of Warrant Shares.  The Company covenants that it
               -----------------------------
will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

          8.   Certain Adjustments.  The Exercise Price and number of Warrant
               -------------------
Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8. Upon each such adjustment of the Exercise Price pursuant to this Section 8, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

               (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock (as defined below) or on any other class of capital stock (and not the Common Stock) payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

               (b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company in which the consideration therefor is equity or equity equivalent securities or any compulsory share exchange pursuant to which the Common Stock is converted into other securities or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property of the Company's business combination partner equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 8(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

               (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 8(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") mutually selected in good faith by the holders of a majority in interest of the Warrants then outstanding and the Company. Any determination made by the Appraiser shall be final.

               (d) If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock to all holders of Common Stock for a consideration per share less than the Exercise Price then in effect, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Exercise Price, and
(B) the consideration, if any, received or receivable by the Company upon such issue or sale by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

               (e) For the purposes of this Section 8, the following clauses shall also be applicable:

                   (i)  Record Date.  In case the Company shall take a record
                        -----------
of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                   (ii)  Treasury Shares.  The number of shares of Common Stock
                         ---------------
outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

               (f) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

               (g)  If:

                   (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                   (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                   (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                   (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                   (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any
               --------  -------
defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          9.   Payment of Exercise Price.  The Holder may pay the Exercise Price
               -------------------------
in cash or, in the event that a registration statement covering the resale of the Warrant Shares and naming the holder thereof as a selling stockholder thereunder is not effective for the resale of the Warrant Shares at any time during the term of this Warrant, pursuant to a cashless exercise, as follows:

               (a) Cash Exercise.  The Holder shall deliver immediately
                   -------------
available funds;

               (b) Cashless Exercise.  The Holder shall surrender this Warrant
                   -----------------
to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                    X = Y (A-B)/A
     where:
                    X = the number of Warrant Shares to be issued to the Holder.

                    Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                    A = the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Date of Exercise.

                    B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

          10.  Fractional Shares.  The Company shall not be required to issue or
               -----------------
cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

          11.  Notices.  Any and all notices or other communications or
               -------
deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section, (ii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (1) if to the Company, to fonix corporation, 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111, or to Facsimile
No.: (801) 328-8778 Attention: Chief Financial Officer, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 11.

          12.  Warrant Agent.
               -------------

               (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

               (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

          13.  Miscellaneous.
               -------------

               (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder.

               (b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

               (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

               (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

               (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                           [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                         fonix corporation



                         By:________________________________________

                         Name:______________________________________

                         Title:_____________________________________

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To fonix corporation:

     In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase [___________] shares of Common Stock ("Common Stock"), $.0001 par value per share, of fonix corporation and encloses herewith $________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                    PLEASE INSERT SOCIAL SECURITY OR
                                    TAX IDENTIFICATION NUMBER

                                    ____________________________________________

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

     If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

Dated:_________________ , _____     Name of Holder:


                                    (Print)_____________________________________

                                    (By:)_______________________________________

                         (Name:)
   (Title:)
                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

           [To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of fonix corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of fonix corporation with full power of substitution in the premises.

Dated:

_______________, ____


                         _______________________________________
                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                         _______________________________________
                         Address of Transferee

                         _______________________________________

                         _______________________________________



In the presence of:


__________________________

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          This Registration Rights Agreement (this "Agreement") is made and
                                                    ---------
entered into as of December 21, 1998, between fonix corporation, a Delaware corporation (the "Company"), and JNC Strategic Fund Ltd., a Cayman Islands
                  -------
corporation (the "Buyer").
                  -----

          This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between Company and the Buyer (the "Purchase
                                                                 --------
Agreement").
---------

          The Company and the Buyer hereby agree as follows:

     1.   Definitions
          -----------

          Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have meaning set forth in Section 3(o).
           ------

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings
               ----------    -----------       ----------
correlative to the foregoing.

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
shall be a legal holiday or a day on which banking institutions in the state of Delaware generally are authorized or required by law or other government actions to close.

          "Closing Date" shall have the meaning set forth in the Purchase
           ------------
Agreement.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common Shares" shall have the meaning set forth in the Purchase
           -------------
Agreement.

          "Common Stock" means the Company's common stock, par value $.0001 per
           ------------
share.

          "Effectiveness Date" means the 90/th/ day following the Closing Date.
           ------------------

          "Effectiveness Period" shall have the meaning set forth in Section
           --------------------
2(a).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Filing Date" means the 30th day following the Closing Date.
           -----------

          "Holder" or "Holders" means the holder or holders, as the case may be,
           ------      -------
from time to time of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 5(c).
           -----------------

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).
           ------------------

          "Losses" shall have the meaning set forth in Section 5(a).
           ------

          "Person" means an individual or a corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Proceeding" means an action, claim, suit, investigation or proceeding
           ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus" means the prospectus included in the Registration
           ----------
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registration Delay Payments" shall have the meaning set forth in
           ---------------------------
Section 2(d).

          "Registration Delay Payment Shares" shall have the meaning set forth
           ---------------------------------
in Section 2(d).

          "Registrable Securities" means (i) the Common Shares, the Registration
           ----------------------
Delay Payment Shares (if any) and the Warrant Shares and (ii) the Repricing Common Shares; provided, however in order to account for the fact that the number of Repricing Common Shares is determined in part upon the market price of the Common Stock prior to the determination of the Repricing Rate, Registrable Securities contemplated by clause (ii) above shall include (but not be limited to) 2,846,847 shares of Common Stock. The Registration Statement to be filed by the Company on the Filing Date shall cover at least 4,848,649 shares of Common Stock. The Company shall be required to file additional Registration Statements to the extent the sum of (i) the Common Shares, the Repricing Common Shares and the Warrant Shares and (ii) the Registration Delay Payment Shares exceeds the number of shares of Common Stock initially registered in accordance with the immediately prior sentence (or, to the extent further Registration Statements are required, exceeds the number of shares of Common Stock then registered).
The Company shall have fifteen (15) days to file such additional Registration Statements after notice of the requirement thereof, which the Holders may give at such time when the number of shares referenced in clauses (i) and (ii) above exceeds 85% of the number of shares of Common Stock then registered in a Registration Statement hereunder.

          "Registration Statement" means the registration statement and any
           ----------------------
additional registration statements contemplated by Section 2(a), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Repricing Common Shares" means the shares of Common Stock issuable
           -----------------------
in respect of the Repricing Rights.

          "Repricing Rights" shall have the meaning set forth in the Purchase
           ----------------
Agreement.

          "Rule 144" means Rule 144 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 158" means Rule 158 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Special Counsel" means one special counsel to the Holders, for which
           ---------------
the Holders will be reimbursed by the Company pursuant to Section 4.

          "Underwritten Registration or Underwritten Offering" means a
           --------------------------------------------------
registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

          "Warrant" means the Common Stock purchase warrant issued or issuable
           -------
to the Buyer pursuant to the Purchase Agreement.

          "Warrant Shares" means the shares of Common Stock issuable upon
           --------------
exercise in full of the Warrant.

     2.   Shelf Registration
          ------------------

          (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule
415. The Registration Statement shall be on Form S-3 (if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith as the Holders of a majority in interest of the Registrable Securities may consent). The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is three years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent (the "Effectiveness Period"), provided, however, that the Company
                     --------------------    --------  -------
shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

          (b) If the Holders of a majority of the Registrable Securities so elect, an offering of Registrable Securities pursuant to the Registration Statement may be effected in the form of an Underwritten Offering. In such event, and, if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering.

          (c) If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker in interest that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering upon consultation with the Company. No Holder may participate in any Underwritten Offering hereunder unless such Holder
(i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

          (d) If (i) a Registration Statement covering all Registrable Securities is not filed on or before the Filing Date (in the event that the Company files such Registration Statement without complying with its obligations set forth in Section 3(a) such filing hall not be deemed to have occurred fore purposes hereof until such time as the Company shall have complied with such requirements), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12d1-2 promulgated under the Securities Exchange Act within five (5) days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed" or is not subject to further review or comment by the Commission; or (iii) a Registration Statement covering all Registrable Securities is not declared effective by the Commission on or before the Effectiveness Date, or (iv) if, after the Registration Statement has been declared effective by the Commission, the Registration Statement is either not effective as to all Registrable Securities throughout the Effectiveness Period or the Holders are not permitted for any reason to make sales thereunder during such period, without being succeeded by a subsequent Registration Statement filed and declared effective by the Commission within ten (10) days, or (v) if trading in the Common stock shall be suspended, or if the Common Stock shall be delisted from trading, on the Nasdaq SmallCap Market or on any Subsequent Market on which the Common Stock is then listed or quoted for trading for any reason for more than three (3) Trading Days, or (vi) if an amendment to the Registration Statement is not filed by the Company with the Commission within ten (10) days after notification by the Commission that such amendment is required in order for the Registration Statement to remain effective (any such failure or breach being referred to as an "Event," and for purposes of clauses
                                           -----
(i), (iii) and (vi) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five (5) day period is exceeded, or for purposes of clause (v) the date on which such three (3) Trading Day period is exceeded, being referred to as "Event Date"), then, in any such case, as partial
                                ----------
relief for the damages suffered therefrom by the Holders (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Holder an amount, in cash, as liquidated damages and not as a penalty, on the Event Date, equal to 2.0% of the aggregate Purchase Price paid by each Holder, and, on the first day of each month following the Event Date until the triggering Event in cured, 2.0% of the aggregate Purchase Price paid by each Holder, on a cumulative basis. The payments to which a Holder shall be entitled pursuant to this Section are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be
           ---------------------------
calculated on a cumulative basis and paid within five Business Days of the Event Date and each monthly anniversary thereof. If the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 2.0% per month (or the maximum rate permitted by law), prorated for partial months, until paid in full. If the Company fails to pay the Registration Delay Payments, including any interest thereon, within 15 Business Days of the applicable payment date, then the Holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of the Registration Delay Payments, including any interest thereon, the number of shares of Common Stock (the "Registration Delay
                                                             ------------------
Payment Shares") equal to the quotient of (X) the sum of the Registration Delay
--------------
Payments and all interest accrued thereon, divided by (Y) the lowest Closing Bid Price on any Trading Day during the period beginning on and including the date the Registration Delay Payments were due and payable and ending on and including the date the Holder delivers written notice to the Company of its election to receive shares of Common Stock in lieu of the Registration Delay Payments.

     3.   Registration Procedures
          -----------------------

          In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith, or, in connection with an Underwritten Offering hereunder, such other form available to the Company and acceptable to the Holders) which shall contain the "Plan of Distribution" attached hereto as Annex A (except if otherwise directed by the
                                 -------
Holders), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5)
                              --------  -------
Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters, shall reasonably object on a timely basis.

          (b)(i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the

Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one
(1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) whenever the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall furnish the Holders with copies of all intended written responses to the comments contemplated in clause (C) of this Section 3(c) not later than two (2) Business Days in advance of the filing of such responses with the Commission so that the Holders shall have the opportunity to comment thereon.

          (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) (subject to a permitted Blackout Period) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such managing underwriters and such Holders reasonably agree should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action
--------  -------
pursuant to this Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law or be materially detrimental to the business prospects of the Company.

          (f) Furnish to each Holder, their Special Counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g) Promptly deliver to each Holder, their Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify
           --------  -------
generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (i) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least three (3) Business Days prior to any sale of Registrable Securities.

          (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq SmallCap Market ("NASDAQ") and any other Subsequent Market (or qualified for trading on the OTC
--------
Bulletin Board, if applicable), if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

          (l) In the case of an Underwritten Offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or
facilitate the disposition of such Registrable Securities, and is entered into,
(i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) obtain and deliver copies thereof to each Holder and the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each Holder and each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, use its best reasonable efforts to obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to the Company in form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such Underwritten Offering); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

          (m) Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is
                        --------  -------
determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iii) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

          (n) Comply with all applicable rules and regulations of the Commission.

          (o) The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities and the beneficial ownership of Common Stock held by such Holder as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration, without any penalty otherwise provided by this Agreement, the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the inclusion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the ownership by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such ownership does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice")
                                                                      ------
by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

     4.   Registration Expenses
          ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in
Section 4(b), shall be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the NASDAQ and any Subsequent Market on which the Common Stock is then listed for trading, and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of its counsel or, if its counsel fails to timely make such determinations, counsel for the Holders (which will not be subject to the restrictions set forth below) in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders (which, in the case of the Special Counsel, will not exceed $7,500), (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

          (b) If the Holders require an Underwritten Offering pursuant to the terms hereof, the Company shall be responsible for all costs, fees and expenses in connection therewith, except for the fees and disbursements of the Underwriters (including any underwriting commissions and discounts) and their legal counsel and accountants, which shall be borne by the Holders. By way of illustration which is not intended to diminish from the provisions of Section 4(a), the Holders shall not be responsible for, and the Company shall be required to pay the fees or disbursements incurred by the Company (including by its legal counsel and accountants) in connection with, the preparation and filing of a Registration Statement and related Prospectus for such offering, the maintenance of such Registration Statement in accordance with the terms hereof, the listing of the Registrable Securities in accordance with the requirements hereof, and printing expenses incurred to comply with the requirements hereof.

     5.   Indemnification
          ---------------

          (a) Indemnification by the Company.  The Company shall,
              ------------------------------
notwithstanding any termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investm ent advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue
                ------
or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.


          (b) Indemnification by Holders.  Each Holder shall, severally and not
              --------------------------
jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement, such Prospectus or such form of prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus of such form of Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus, or in any amendment or supplement thereto. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be
              --------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an

"Indemnified Party"), such Indemnified Party shall promptly notify the Person
------------------
from whom indemnity is sought (the "Indemnifying Party") in writing, and the
                                    ------------------
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require
                           --------
such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution.  If a claim for indemnification under Section 5(a)
              ------------
or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section

5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata
                                                              --- ----
allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Not withstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6.   Other Company Registration Obligations; Piggy-Back Registration.
          ---------------------------------------------------------------

          (a) No Inconsistent Agreements.  Except as and to the extent
              --------------------------
specifically set forth in Schedule 6(a) attached hereto, neither the Company nor
                          -------------
any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specifically set forth in
Schedule 6(a) attached hereto, neither the Company nor any of its subsidiaries
-------------
has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

          (b) No Piggyback on Registrations.  Except as and to the extent
              -----------------------------
specifically set forth in Schedule 6(a) attached hereto, neither the Company nor
                          -------------
any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not enter into any agreement providing any such right to any of its securityholders.

          (c) Piggy-Back Registrations.  If at any time during the Effectiveness
              ------------------------
Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within twenty (20) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Holder requests to be registered. No right to registration of

Registrable Securities under this Section shall be construed to limit any registration otherwise required hereunder.

     7.   Miscellaneous
          -------------

          (a) Remedies.  In the event of a breach by the Company or by a Holder,
              --------
of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then outstanding Registrable Securities; provided, however, that, for the purposes of this sentence,
            --------  -------
Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the fore going, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this
                           --------  -------
sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (c) Notices.  Any and all notices or other communications or
              -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Salt Lake City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 5:00 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company: fonix corporation
                        60 East South Temple Street
                        Suite 1225
                        Salt Lake City, Utah  84111
                        Facsimile No.:  (801) 328-8778
                        Attn: Roger D. Dudley,
                             Executive Vice President

     With copies to:    Durham, Evans, Jones & Pinegar, P.C.
                        Suite 850 Key Bank Tower
                        50 South Main Street
                        Salt Lake City, Utah  84144

                        Facsimile No.: (801) 538-2425
                        Attn: Jeffrey M. Jones, Esq.

     If to the Buyer:   JNC Strategic Fund Ltd.
                        Olympia Capital (Bermuda) Ltd.
                        Williams House
                        20 Reid Street
                        Hamilton HM11
                        Bermuda
                        Facsimile No.:  (441) 295-2305
                        Attn: Director

     With copies to:    Encore Capital Management, L.L.C.
                        1207 Sunrise Valley Drive
                        Suite 460
                        Reston, VA  20191
                        Facsimile No.:  (703) 476-7711
                        Attn: Managing Member

                              -and-

                        Robinson Silverman Pearce Aronsohn &
                         Berman LLP
                        1290 Avenue of the Americas
                        New York, NY  10104
                        Facsimile No.:  (212) 541-4630
                        Attn:  Eric L. Cohen

     If to any other Person who is then the registered Holder:

                        To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

          (d) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. The Buyer may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (e) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.
In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (f) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

          (g) Cumulative Remedies.  The remedies provided herein are cumulative
              -------------------
and not exclusive of any remedies provided by law.

          (h) Severability. If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (i) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (j) Shares Held by The Company and its Affiliates.  Whenever the
              ---------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Buyer or transferees or successors or assigns thereof if such Persons are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                                  * * * * * *

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                              fonix corporation


                              By:_______________________________________________
                                    Name:
                                    Its:

                              JNC STRATEGIC FUND LTD.

                              By: Encore Capital Management, L.L.C.



                                    By:
                                       _________________________________________
                                           Neill T. Chau
                                           Managing Member

                                                                         Annex A
                                                                         -------
Plan of Distribution
--------------------

  The Selling Stockholders, their pledgees, donees, transferees or other successors-in-interest, may, from time to time, sell all or a portion of the shares of Common Stock being registered hereunder (the "Shares") in privately negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to such market prices or at negotiated prices. The Shares may be sold by the Selling Stockholders by one or more of the following methods, without limitation: (a) block trades in which the broker or dealer so engaged will attempt to sell the Shares as agent but may position and resell a portion of the block as principal to facilitate the transaction, (b) purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to this Prospectus,
(c) an exchange distribution in accordance with the rules of the applicable exchange, (d) ordinary brokerage transactions and transactions in which the broker solicits purchasers, (e) privately negotiated transactions, (f) short sales, (g) a combination of any such methods of sale and (h) any other method permitted pursuant to applicable law.

  From time to time the Selling Stockholders may engage in short sales, short sales against the box, puts and calls and other transactions in securities of the Company or derivatives thereof, and may sell and deliver the Shares in connection therewith or in settlement of securities loans. If the Selling Stockholders engage in such transactions, the applicable conversion price may be affected. From time to time the Selling Stockholders may pledge their Shares pursuant to the margin provisions of its customer agreements with its brokers. Upon a default by the Selling Stockholders, the broker may offer and sell the pledged Shares from time to time.

  In effecting sales, brokers and dealers engaged by the Selling Stockholders may arrange for other brokers or dealers to participate in such sales. Brokers or dealers may receive commissions or discounts from the Selling Stockholders (or, if any such broker-dealer acts as agent for the purchaser of such shares, from such purchaser) in amounts to be negotiated which are not expected to exceed those customary in the types of transactions involved. Broker-dealers may agree with the Selling Stockholders to sell a specified number of such Shares at a stipulated price per share, and, to the extent such broker-dealer is unable to do so acting as agent for a Selling Stockholder, to purchase as principal any unsold Shares at the price required to fulfill the broker-dealer commitment to the Selling Stockholders. Broker-dealers who acquire Shares as principal may thereafter resell such Shares from time to time in transactions (which may involve block transactions and sales to and through other broker-dealers, including transactions of the nature described above) in the over-the-counter market or otherwise at prices and on terms then prevailing at the time of sale, at prices then related to the then-current market price or in negotiated transactions and, in connection with such resales, may pay to or receive from the purchasers of such Shares commissions as described above. The Selling Stockholders may also sell the Shares in accordance with Rule 144 under the Securities Act, rather than pursuant to this Prospectus.

  The Selling Stockholders and any broker-dealers or agents that participate with the Selling Stockholders in sales of the Shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

  The Company is required to pay all fees and expenses incident to the registration of the Shares, including fees and disbursements of one counsel (not to exceed $7,500) to the Selling Stockholders. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                   [such other disclosure as may be required
                          pursuant to applicable law]

                              INDEMNITY AGREEMENT
                              -------------------

     This Indemnity Agreement is made and entered into as of January 29, 1999, by fonix corporation, a Delaware corporation ("Company"), in favor of those persons identified on the signature page hereof as Guarantors who have guaranteed the obligations and performance of the Company and the Guarantors under that certain Securities Purchase Agreement entered into of even date herewith ("Purchase Agreement") and pursuant to the terms of certain Stock Pledge Agreements ("Stock Pledge Agreements"), a certain Registration Rights Agreement ("Registration Rights Agreement"), agreement relating to the borrowing of shares (the "Borrow Agreement"), Debenture ("Debenture"), and Warrant ("Warrant"), also of even date herewith (collectively, including the schedules, exhibits and attachments thereto, the "Transaction Documents") entered into in connection with the offer and sale of the Debentures and the Warrants. Capitalized terms in this Agreement which are not otherwise defined herein shall have the meanings given them in the Transaction Documents.

     In consideration of the guarantees and obligations of Guarantors in the event of defaults by or failure of the Company to perform its obligations under the Transaction Documents, the parties hereto agree as follows:

     1. Company hereby agrees that in the event of a default by Company under the terms of the Transaction Documents and the subsequent payment of any such sums by Guarantors or any of them, whether in cash or in the taking or sale of the Collateral, then Company will repay the obligation and liability of each Guarantor incurred under the Transaction Documents in connection with such default or failure, by (a) immediately transferring and assigning to each Guarantor incurring such liability, and to the extent of such liability and any payment(s) made by said Guarantor, shares of the Company's Common Stock in a number at least equal in value to the fair market value of those shares of Common Stock pledged by such Guarantor that have been taken or disposed of by the Buyer or other holder under the Pledge Agreement or other Transaction Documents, as the case may be, to satisfy the Company's obligations under said instruments, and (b) the immediate payment of cash in an amount equal to the out-of-pocket damages of such Guarantor, measured by the sum of any and all payments of principal and/or interest or penalty or other cash payment made by the Guarantor under the Transaction Documents, together with interest thereon at the greater of (i) 10% per annum or (ii) the interest rate of any borrowed funds used by the Guarantor to satisfy his obligations under the Transaction Documents. In addition, the Company shall pay in cash an amount equal to any tax or similar payment required to be made by the Guarantors on account of the payment of any sums required to be paid hereunder, together with any expense or cost incurred by Guarantors in connection with his compliance with his performance under the Pledge Agreement and other Transaction Documents, including, but not limited to attorneys fees, taxes, interest, bank fees, penalties, travel and related costs, and other out-of-pocket costs actually incurred.

     2. The following additional general provisions shall apply to this Indemnity Agreement:

          a. This Agreement has been executed in and shall be governed by and construed in accordance with the laws of the State of Utah, without regard to choice of law provisions.

          b. This Agreement sets forth the entire understanding between the parties hereto with respect to the subject matter hereof. It may not be altered, amended or revoked except by the written agreement of all of the parties.

          c. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives and permitted assigns.

          d. In the event of a default by the Company in the performance of its duties hereunder, the Guarantors will be entitled to receive, and Company shall promptly pay, all costs incurred in connection with the enforcement of their respective rights under the Transaction Documents and this Agreement, including attorneys fees and costs of court.


DATED January 29, 1999.

fonix corporation


By: /s/ Roger D. Dudley
Its: Executive Vice President

Guarantors:


/s/ Stephen M. Studdert

/s/ Thomas A. Murdock

/s/ Roger D. Dudley

                                FORM OF WARRANT


NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


No. 99-___

                               fonix corporation

                                    WARRANT
                                    -------

                             Dated January 29, 1999

     fonix corporation, a Delaware corporation (the "Company"), hereby certifies
                                                     -------
that, for value received, _______________________, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from
  ------
the Company up to a total of _______ shares of Common Stock, $.0001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant
                ------------                                        -------
Share" and all such shares, the "Warrant Shares") at an exercise price equal to
-----                            --------------
$1.25 per share (as adjusted from time to time as provided in Section 8, the "Exercise Price"), at any time and from time to time from and after the date
 --------------
hereof and through and including January 29, 2002 (the "Expiration Date"), and
                                                        ---------------
subject to the following terms and conditions:

     1.   Registration of Warrant.  The Company shall register this Warrant,
          -----------------------
upon records to be maintained by the Company for that purpose (the "Warrant
                                                                    -------
Register"), in the name of the record Holder hereof from time to time.  The
--------
Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.   Registration of Transfers and Exchanges.
          ---------------------------------------

          (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to Section 3(b), provided, however that the Holder shall not make any transfers to any transferee pursuant to this Section for the right to acquire less than 25,000 Warrant Shares (or the balance of the Warrant Shares to which this Warrant relates). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of
                                       -----------
this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

          (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

     3.   Duration and Exercise of Warrants.
          ---------------------------------

          (a) This Warrant shall be exercisable by the registered Holder on any business day before 5:00 P.M., Salt Lake City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., Salt Lake City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

          (b) Subject to Sections 2(b), 6 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its office at 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111, Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the then registered Holder, and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends other than as required by the Securities Purchase Agreement of even date herewith between the Holder and the Company ("Purchase
                                                                     --------
Agreement").  Any person so designated by the Holder to receive Warrant Shares
---------
shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

          A "Date of Exercise" means the date on which the Company shall have
             ----------------
received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

          (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

     4.   Registration Rights.  The Warrant Shares are subject to certain
          -------------------
registration rights as set forth in the Registration Rights Agreement of even date herewith between the Company and the Holder ("Registration Rights
                                                   -------------------
Agreement") and as set forth in this Section 4. During the term of this Warrant, the Company may not file any registration statement with the Securities and Exchange Commission ("Commission") (other than registrations statements of
                          ----------
the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act of 1933, as amended, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction, including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder, unless the Company provides the Holder with not less than 20 days written notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the expiration of this Warrant. The Company will pay all registration expenses in connection therewith.

     5.   Payment of Taxes.  The Company will pay all documentary stamp taxes
          ----------------
attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

     6.   Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or
          ----------------------
destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

     7.   Reservation of Warrant Shares.  Subject to the limitations expressly
          -----------------------------
stated in the Purchase Agreement, the Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

     8.   Certain Adjustments.  The Exercise Price and number of Warrant Shares
          -------------------
issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8. Upon each such adjustment of the Exercise Price pursuant to this Section 8, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock (as defined below) or on any other class of capital stock and not the Common Stock) payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

          (b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such

Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this
Section 8(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

          (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 8(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").
                                             ---------

          (d) If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock for a consideration per share less than the Exercise Price then in effect, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance, and
(ii) the number of shares of Common Stock which the aggregate consideration received (or to be received, assuming exercise or conversion in full of such rights, warrants and convertible securities) for the issuance of such additional shares of Common Stock would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

          (e) For the purposes of this Section 8, the following clauses shall also be applicable:

              (i)  Record Date.  In case the Company shall take a record of the
                   -----------
holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or other securities of the Company, or (B) to subscribe for or purchase Common Stock or other securities of the Company, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

              (ii) Treasury Shares.  The number of shares of Common Stock
                   ---------------
outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (f) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

          (g) Whenever the Exercise Price is adjusted pursuant to Section 8(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. Such adjustment shall become effective immediately after the record date mentioned above.

          (h)  If:

               (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

               (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

               (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

               (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

               (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that
                                                        --------  -------
the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     9.   Payment of Exercise Price.  The Holder may pay the Exercise Price in
          -------------------------
cash or, in the event that a registration statement covering the resale of the Warrant Shares and naming the holder thereof as a selling stockholder thereunder is not effective for the resale of the Warrant Shares at any time during the term of this Warrant, pursuant to a cashless exercise, as follows:

          (a) Cash Exercise.  The Holder shall deliver immediately available
              -------------
funds;

          (b) Cashless Exercise.  The Holder shall surrender this Warrant to the
              -----------------
Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows: X-Y(A-B)/A, where: X = the number of Warrant Shares to be issued to the Holder; Y = the number of Warrant Shares with respect to which this Warrant is being exercised; A = the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Date of Exercise; B = the Exercise Price. For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquire by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the issue date.

     10.  Fractional Shares.  The Company shall not be required to issue or
          -----------------
cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

     11.  Notices.  Any and all notices or other communications or deliveries
          -------
hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Salt Lake City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to fonix corporation, 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111, Attention: Chief Financial Officer, or to facsimile no. (801) 328-8778, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 11.

     12.  Warrant Agent.
          -------------

          (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

          (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

     13.  Miscellaneous.
          -------------

          (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder.

          (b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

          (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                               fonix corporation



                                               By:______________________________

                                               Name:____________________________

                                               Title:___________________________

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To fonix corporation

     In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.0001 par value per share, of fonix corporation and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                TAX IDENTIFICATION NUMBER
                                                ________________________________

________________________________________________________________________________
                        (Please print name and address)


________________________________________________________________________________

________________________________________________________________________________

     If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

________________________________________________________________________________
                        (Please print name and address)


________________________________________________________________________________

________________________________________________________________________________

Dated:__________________, _____
      Name of Holder:


                                          (Print)_______________________________

                                          (By:)_________________________________

                                          (Name:_____________________________)

                                          (Title:______________________________)

                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

          [To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of fonix corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of fonix corporation with full power of substitution in the premises.

Dated:

_______________, ____


                    ____________________________________________
                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                    ____________________________________________
                    Address of Transferee

                    ____________________________________________

                    ____________________________________________


In the presence of:


__________________________

           SUPPLEMENT TO SECURITIES PURCHASE AGREEMENT

    THIS SUPPLEMENT DATED MARCH 1, 1999 TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated January 29, 1999, by and
                         ---------
among fonix corporation, a Delaware corporation (the "Company"), and
                                                      -------
the buyers identified on the attached Schedule 1, by reference incorporated herein (each a "Buyer" and, collectively "Buyers").
                             -----                     ------

    WHEREAS:

    The Company and the Buyers entered into the Agreement for the purchase and sale of certain of the Company's Series C 5% Convertible Debentures, due January 29, 2002, in the form attached to such Agreement (the "Debentures") in reliance upon the exemption
                        ----------
from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the Securities and Exchange
  ------------
Commission (the "Commission") under the Securities Act of 1933, as
                 ----------
amended (the "Securities Act").
              --------------
    The Buyers severally and not jointly, wish to purchase and the Company wishes to offer and sell, upon the terms and conditions stated in the Agreement, an additional aggregate principal amount of $2,500,000 of the Debentures, in the form of Exhibit A attached to
                                             ---------
the Agreement, which are convertible into shares (together with shares of Common Stock issuable in payment of interest on such Debentures, the "Common Shares") of the common stock of the Company,
                 -------------
par value $.0001 per share (the "Common Stock"), on the same terms
                                 ------------
and subject to the same conditions set forth in the Agreement. Upon execution and delivery, this Supplement will become a part of and be incorporated in and with the Agreement (including, without limitation, the exhibits, schedules and other documents referred to in the Agreement as the "Transaction Documents."
                         ---------------------
    Capitalized terms in this Supplement shall have the same
meaning given them in the Agreement, unless expressly provided to the contrary below. The obligations of the Company to make payments under the Debentures are personally guaranteed by certain significant shareholders, executive officers and/or directors of the Company identified in the Stock Pledge Agreements (the "Guarantors")
                                                        ----------
and the obligations of the Company and the Guarantors under the Transaction Documents, as supplemented and appended by this Supplement, are secured by a pledge of the Guarantee Shares.

    NOW THEREFORE, the Company and the Buyers hereby agree as follows:

1.   PURCHASE OF ADDITIONAL DEBENTURES

    (a)  The Closing. Buyers hereby subscribe for and purchase the
         -----------
additional Debentures indicated opposite their respective names on the attached Schedule 1 to this Supplement, by this reference made a part hereof. The closing of the transactions contemplated by this Agreement (the "Supplemental Closing") shall occur on or before
                --------------------
March 1, 1999 (the "Supplemental Closing Date" at the offices of
                    -------------------------
Robinson Silverman Pearce Aronsohn & Berman, 1290 Avenue of the Americas, New York, New York 10104, or at such other location as may be agreed to by the parties.

      (b)  Deliveries at Closing.  At the Supplemental Closing (1)
           ---------------------
the Company shall deliver to or as directed by each Buyer (i) the additional Debentures to be acquired by such Buyer at the Supplemental Closing, in the principal amount set forth beside such Buyer's name on the attached Schedule 1,
(ii) an opinion of counsel in form acceptable to Buyers' counsel; and (iii) all other instruments and writings required to have been delivered at or prior to the Supplemental Closing by the Company pursuant to this Supplement, including without limitation, one or more schedules updating any of the representations and disclosures contained in or forming a part of the Disclosure Schedules delivered at the first Closing; and (2) each Buyer shall deliver or cause to be delivered to the Company (i) by wire transfer of immediately available funds in accordance with the Company's written wire instructions, its respective share of the aggregate of $2,500,000 indicated on the attached Schedule 1, and (ii) all documents, instruments and writings required to have been delivered at or prior to the Supplemental Closing by the Buyers pursuant to this Supplement, if any.

2.     COMPANY REPRESENTATIONS AND WARRANTIES.  The Company hereby
       --------------------------------------
represents and warrants that, except as set forth on the attached Company Supplemental Disclosure Schedule, by this reference made a part hereof, the representations and warranties of the Company contained in Section 3 of the Agreement continue and the same are true and accurate as of the Supplemental Closing Date.

3.     BUYERS REPRESENTATIONS AND WARRANTIES.  Each Buyer, hereby
       -------------------------------------
separately and not jointly with any other Buyer, represents and warrants to the Company that except as set forth on the Buyer's Supplemental Disclosure Schedule attached to and forming a part of this Supplement, the representations and warranties of such Buyer contained in Section 3 of the Agreement continue and the same are true and accurate as of the Supplemental Closing Date.

4.     CONTINUING COVENANTS AND AGREEMENTS.  Except to the extent
       -----------------------------------
expressly set forth in this Supplement, the remaining terms and conditions of the Agreement and the covenants and obligations of the parties thereunder and under all of the Transaction Documents continue in full force and effect. For purposes of such agreements, the Secured Obligations of the Company shall include its obligations under the additional Debentures acquired by this Supplement. In addition, for purposes of the Transaction Documents, the term Registrable Securities shall include the Common Shares.


                              * * * * * * * * * *



          [THE SIGNATURES OF THE PARTIES ARE ON THE FOLLOWING PAGES.]

      IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

FONIX CORPORATION



By:
   --------------------------
Name:
     ------------------------
Its:
    -------------------------


GUARANTORS


------------------------
Stephen M. Studdert


------------------------
Thomas A. Murdock


------------------------
Roger D. Dudley



             [SIGNATURE PAGE(S) FOR THE BUYERS FOLLOW THIS PAGE.]

  Dominion Capital Fund Ltd                By Inter-Caribbean Services
  c/o Citco Fund Service (Bahamas) Ltd.      (Bahamas) Ltd., Director
  Bahamas Financial Center
  P.O.B. CB 13136                          By:
  Nassau, Bahamas                             ----------------------------------
  Tel.:   (242) 356-5928                   Its:
  Fax:    (242) 356-0223                      ----------------------------------


  Sovereign Partners LP                    By Southridge Capital Management LLC,
  c/o Southridge Capital Management LLC    General Partner
  Executive Pavilion   Suite 01
  90 Grove Street                          By:
  Ridgefield, Connecticut 06877               ----------------------------------
  Tel.:   (203) 431-8300                   Its:
  Fax:    (203) 431-8301                      ----------------------------------

  Dominion Investment Fund LLC
  c/o Citco Fund Service (Bahamas) Ltd.    By Inter-Caribbean Services (Bahamas)
  Bahamas Financial Center                 Ltd., Director
  P.O.B. CB 13136
  Nassau, Bahamas                          By:
  Tel.:   (242) 356-5928                      ----------------------------------
  Fax:    (242) 356-0223                   Its:
                                              ----------------------------------

  JNC STRATEGIC FUND LTD.
  By: Encore Capital Management, L.L.C.


  By:
      ---------------------------------
      Neill T. Chau
      Managing Member

      Olympia Capital (Cayman) Ltd.
      Williams House
      20 Reid Street
      Hamilton HM11
      Bermuda
      Facsimile No.:  (441) 295-2305
      Attn: Director

                                  SCHEDULE 1

           BUYERS OF THE ADDITIONAL DEBENTURES AND AMOUNT PURCHASED

Name of Buyer                                  Principal Amount of Purchase
-------------                                  ----------------------------

JNC Strategic Fund Ltd.                              $1,250,000
Dominion Capital Fund, Ltd                           $
Sovereign Partners, LP                               $
Dominion Investments LLP                             $

                     SUPPLEMENTAL DISCLOSURE SCHEDULE 2(a)
                     -------------------------------------
                                 SUBSIDIARIES


  No change.

                     SUPPLEMENTAL DISCLOSURE SCHEDULE 2(c)
                     -------------------------------------

                                CAPITALIZATION

  No change.

                     SUPPLEMENTAL DISCLOSURE SCHEDULE 2(g)
                     -------------------------------------
None.

                      SUPPLEMENTAL DISCLOSURE SCHEDULE 4
                      ----------------------------------

                           Estimated Use of Proceeds
                           -------------------------


  Investment funds                                  $2,500,000
                                                    ==========
  Use of Funds

          Payroll and Critical Payables              2,500,000
                                                    ----------

                                        Total       $2,500,000
                                                    ==========



                                      -9-